File Nos. 333-220957
811-03240

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 9	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 321	[X]
The Variable Annuity Life Insurance Company Separate Account A
(Exact Name of Registered Separate Account)
THE VARIABLE ANNUITY LIFE INSURACE COMPANY
(Name of Insurance Company)
2929 Allen Parkway, Houston, Texas 77019
(Address of Insurance Company’s Principal Offices) (Zip Code)
Insurance Company’s Telephone Number, including Area Code: (713) 831-3575
Johnpaul S. Van Maele
The Variable Annuity Life Insurance Company
2919 Allen Parkway, Houston, Texas 77019
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on May 1, 2026 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☐ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)
Title of Securities Being Registered: Units of interest in The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts.

Portfolio Director® Freedom Advisor
Prospectus
Units of Interest Under Individual Fixed and Variable Deferred Annuity Contracts
Issued By
The Variable Annuity Life Insurance Company
In Connection With
Variable Annuity Life Insurance Company Separate Account A
May 1, 2026
The Variable Annuity Life Insurance Company (“VALIC”) offers the Portfolio Director® Freedom Advisor individual fixed and variable deferred annuity contract, which is comprised of an array of Variable Investment Options and Fixed Account Options described in this prospectus (the “Contract”). The Contract is available as an individual retirement account (IRA) or as a non-qualified contract. If you are considering funding an IRA with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the IRA itself. You should fully discuss this decision with your investment professional. Please see Appendix A of this prospectus for more information about the Variable Investment Options available within this Contract.
Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the Variable Annuity Life Insurance Company Separate Account A (“Separate Account”) are paid from our General Account, which is the Company’s account and includes any amounts you allocate to Fixed Account Options including any interest thereon. Therefore, any amounts or obligations that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength, claims-paying ability, and our long-term ability to make such payments.
This prospectus provides information you should know before investing in the Contract and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.
The Contract is a complex investment and involves risks that may cause the Contract Owner’s investment to fluctuate including potential loss of principal. When the Contract is surrendered, the value may be higher or lower than the Purchase Payments. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties, as applicable.
The Contract is intended to be used where you have engaged an investment adviser to provide investment advice regarding the periodic allocation of investments within the Contract. The investment adviser will charge a fee for such services, and any fee is in addition to the Contract’s fees and expenses. Advisory Program fees deducted from the Contract may reduce the death benefit and annuity benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.
The owner of an individual Contract may cancel a newly purchased Contract within 20 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
VALIC may limit, refuse to accept, or cease accepting Purchase Payments in the Contract or in a Fixed Account Option with advance notice. This means that you would no longer be able to increase your Contract Value or any benefits through Purchase Payments. See “Variable Investment Options and Fixed Account Options” in this prospectus.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

Glossary of Terms

Unless otherwise specified in this prospectus, the words “we,” “us,” “our,” “Company,” and “VALIC” mean The Variable Annuity Life Insurance Company and the words “you” and “your” mean the individual purchasing a Contract.
Other specific terms we use in this prospectus are:
Account Value — the total sum of your Fixed Account Option(s) and/or Variable Investment Option(s) that have not yet been applied to your annuity payments.
Advisory Program — the investment advice service provided by your Investment Adviser. Guided Portfolio AdvantageSM is the financial advice services offered by our affiliate, VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary (VFA). A separate investment advisory fee and agreement are required for this service.
Annuitant — the individual (in most cases, you) to whom Payout Payments will be paid.
Annuity Service Center — Retirement Services Center, P.O. Box 15648, Amarillo, Texas 79105.
Assumed Investment Rate — the rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Investment Option.
Beneficiary — the individual designated to receive the death benefit or Payout Payments upon the death of the Annuitant.
Business Day — any weekday that the New York Stock Exchange (“NYSE”) is open for trading. Normally, the NYSE is open Monday through Friday, from 9:30 a.m. to 4:00 p.m. Eastern Time. Business Days do not include U.S. holidays or other days when the NYSE is closed.
Code — the Internal Revenue Code of 1986, as amended.
Contract Owner — the individual or entity to whom the Contract is issued.
Division — the portion of the Separate Account invested in a particular Portfolio Company. Each Division is a subaccount of VALIC Separate Account A.
Fixed Account Option — an account, where available, in which you may invest and is guaranteed to earn at least a minimum rate of interest while invested and an obligation of VALIC’s General Account.
Home Office — located at 2919 Allen Parkway, Houston, Texas 77019.
Investment Adviser — the investment adviser that you have engaged to provide services as part of the Advisory Program. We only support Advisory Programs that are offered through VFA. There are advisory fees associated with an Advisory Program. Those fees are separate from the Contract’s fees and charges.
VALIC is not an investment adviser to the Advisory Program and does not provide any advice under the Advisory Program.
Market Close — the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, on each day the NYSE is open for business.
Net Purchase Payments — the total sum of Purchase Payments minus withdrawals and charges.
Payout Payments — annuity payments withdrawn in a steady stream during the Payout Period. This may also be referred to as an “Annuity Income Payment.”
Payout Period — the time when you begin to withdraw your money in Payout Payments. It may also be called the “Annuity Period.”
Payout Unit — a measuring unit used to calculate Payout Payments from your Variable Investment Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Investment Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.
Platform Charge — a fee we charge in order to make certain underlying Portfolio Companies available as an investment option under the Contract.
Portfolio Company — the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A. Also referred to as Mutual Fund or Fund.
Proof of Death — a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.
Purchase Payments — an amount of money you pay to VALIC to receive the benefits of a Contract.
Purchase Period — the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). This may also be called the “Accumulation Period.”
Purchase Unit — a unit of interest owned by you in your Variable Investment Option.
Statement of Additional Information or SAI — a supplementary document that provides additional information about your Contract. This document is not part of the prospectus and should be read only in conjunction with the prospectus for your Contract.
Systematic Withdrawals — payments withdrawn on a regular basis during the Purchase Period.
VALIC Separate Account A or Separate Account — a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Investment Option, if selected.
Variable Investment Option — investment options that correspond to Separate Account Divisions available under the Contract.

Overview of the Contract

Purpose of the Contract
The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the Contract’s Investment Options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The Contract includes a death benefit that may help financially protect your Beneficiary or Beneficiaries in the event of your death.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s Investment Options.
The Contract is intended to be used where you have engaged an Investment Adviser to provide investment advice regarding the periodic allocation of investments within the Contract. If you elect to pay your Investment Adviser’s fees from your Contract, the deduction of those fees may reduce the death benefit and any annuity benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax. See Advisory Program in the “Benefits Available Under the Contract” section later in this prospectus.
The Contract is available as an IRA or as a non-qualified contract.
Phases of the Contract
Like all deferred annuities, the Contract has two phases: (1) a Purchase Period (for savings) and (2) a Payout Period (for income).
Purchase Period. During the Purchase Period, you invest your money under the Contract in one or more available Investment Options to help you build assets on a tax-deferred basis. The available Investment Options may include:
•
Variable Investment Options. When you invest in a Variable Investment Option, you are indirectly investing in the Variable Investment Option’s underlying Portfolio Company. The Portfolio Companies have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Investment Option.

Additional information about each Portfolio Company is provided in an appendix to this prospectus. Please see APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
•
Fixed Account Options. When you invest in a Fixed Account Option (Fixed Account Plus or Short-Term Fixed Account), your principal is guaranteed and earns interest based on a rate set and guaranteed by us.
The amount of money you accumulate during the Purchase Period depends (in part) on the performance of the Investment Options you choose. While the Advisory Program is in place, you are personally prohibited from making transfers among Investment Options in the Contract and your Investment Advisor will be responsible for providing all transfer and reallocation instructions. In order for you to transfer Account Value among Investment Options, you must first terminate the Advisory Program. If you have terminated the Advisory Program, you (instead of the Investment Adviser) may transfer money between Investment Options during the Purchase Period, subject to certain restrictions. Your accumulated assets impact the value of your benefits during the Purchase Period, including the death benefit as well as the amount available for withdrawal.
Payout Period. When you are ready to receive guaranteed income under the Contract, you can switch to the Payout Period, at which time you will start to receive Payout Payments from us. This is also referred to as “annuitizing” the Contract. You generally decide when to annuitize. You can choose from the available payout options, which may provide income for life, for a guaranteed period of time, or a combination of both. You can also choose to receive payments on a variable or fixed basis, or a combination of both. If the Payout Payments are fixed, the dollar amount of each payment will be the same. If the Payout Payments are variable, the dollar amount for the payments will fluctuate.
The death benefit from the Purchase Period does not apply during the Payout Period. Any amount payable upon death during the Payout Period depends on the payout option selected. You cannot take withdrawals of Account Value or surrender the Contract during the Payout Period.
Contract Features
Individual Retirement Account (“IRA”) or Non-Qualified Deferred Annuity (“NQDA”). The Contract is available as an IRA or as an NQDA.
Accessing Your Money. You may withdraw money from the Contract at any time during the Purchase Period. If you make a withdrawal, you may have to pay federal and state income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your benefits under the Contract.

Tax Treatment. Money can be transferred between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings and untaxed contributions are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving a Payout Payment, or upon payment of the death benefit. You do not receive any additional tax benefit under the Contract if you are considering funding an IRA with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the IRA itself.
Death Benefit. If you die during the Purchase Period, we pay a death benefit to your Beneficiary or Beneficiaries. The Contract has two possible death benefits (interest guaranteed death benefit and standard death benefit), both of which are automatically included in the Contract for no additional fee.
Systematic Withdrawals. This program, which is available at no additional charge, allows you to automatically receive withdrawals on a regular basis during the Purchase Period.

Key Information

Important Information You Should Consider About the Contract
FEES AND EXPENSES	Location in Prospectus
Are There Charges for Early Withdrawals?	No. There are no surrender or withdrawal charges under the Contract.	Fee Table
Are There Transaction Charges?	Yes. There may be taxes on Purchase Payments.	Fee Table Charges and Adjustments
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options you choose. Please refer to your
Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect any advisory fees paid to an Investment Adviser from the
Contract or other Contract owner assets. If such charges were reflected, the fees and expenses would be higher.
				Charges and Adjustments
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.60%	0.60%
	Portfolio Company fees and expenses[2]	0.21%	1.08%
1 As a percentage of average daily net asset value allocated to a Variable
Investment Option.
2 As a percentage of Portfolio Company net assets, plus any applicable amounts deemed to be Platform Charges. Currently, there are no amounts deemed to be Platform Charges.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost: $827	Highest Annual Cost: $1,708
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract Classes and Portfolio
Company fees and expenses
•No optional benefits
•No sales charge or advisory fees
•No additional Purchase Payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract Classes and Portfolio
Company fees and expenses
•No optional benefits
•No sales charge or advisory fees
•No additional Purchase Payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
•No. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•The benefits of tax deferral and long-term income mean the Contract is generally more beneficial to investors with a long investment time horizon.

What Are the Risks Associated with Investment Options?
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Contract.
•Each Variable Investment Option and each Fixed Account Option has its own unique risks.
•You should review the Variable Investment Options and Fixed Account
Options before making an investment decision.

What Are the Risks to the Insurance Company?
An investment in the Contract is subject to the risks related to us, VALIC. Any obligations (including under any Fixed Account Options), guarantees, and benefits of the Contract are subject to the claims-paying ability of VALIC. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling 1-800-448-2542 or visiting
www.corebridgefinancial.com/rs.

RESTRICTIONS
Are There Restrictions on the Investment Options?
•Yes. There are restrictions that may limit the Variable Investment Options and Fixed Account Options that you may choose as well as limitations on the transfer of the contract value among the Variable Investment Options and Fixed Account Options. While the Advisory Program is in place, you are personally prohibited from making transfers among Investment
Options in the Contract. During such period, transfer instructions may only be provided by the Investment Adviser. If you terminate the Advisory
Program, you may make transfers among Investment Options subject to certain restrictions.
•Transfers between the Investment Options, as well as certain purchases and redemptions, are subject to policies designed to deter market timing and frequent transfers.
•Transfers to and from the Fixed Account Options are subject to special restrictions.
•We reserve the right to remove or substitute Portfolio Companies as
Investment Options and also reserve the right to stop accepting Purchase
Payments.
Variable Investment Options and Fixed Account Options Transfers Between Investment Options
Are There Any Restrictions on Contract Benefits?
•Yes. While the Advisory Program is in place, you are prohibited from making transfers among the Investment Options in the Contract. During such period, transfer instructions may only be provided by the Investment
Adviser.
Advisory Program

	TAXES	Location in Prospectus
What Are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
•If you purchase the Contract as an individual retirement account, there is no additional tax benefit under the Contract.
•Withdrawals, including withdrawals to pay your Investment Adviser’s fees, may be subject to ordinary income tax and may be subject to tax penalties if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
In order to purchase the Contract, you must engage an Investment Adviser to provide investment advice in the Contract. Your Investment Adviser will charge an Advisory Program Fee and a portion of that Advisory Program Fee will be paid to your investment professional. We do not set your investment advisory fee. While VALIC may deduct the Advisory Program Fee from your
Account Value based on instructions from your Investment Adviser, we do not retain any portion of these fees. If VFA is the Investment Adviser of your
Advisory Program, VALIC, as the parent company of VFA will indirectly benefit from VFA’s receipt of Advisory Program Fees.
In addition, VFA’s investment professionals and their managers are eligible for benefits from us or our affiliates, such as non-cash compensation items.
We do not pay sales commissions in connection with sales of the Contracts.
However, we pay a one-time transaction fee to certain affiliated investment professionals in our call center who sell you this Contract as a rollover. Such investment professionals do not provide investment advisory services, act as the Investment Adviser or receive any portion of the Advisory Program Fee under this Contract.
As a result of one or more of these conflicts of interest, your investment professional may have a financial incentive to offer or recommend this
Contract over another investment.
Description of Insurance Company, Registered Separate Account, and Investment Options Advisory Program
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses below do not reflect any advisory fees paid to your Investment Adviser from Contract assets. If such charges were reflected, the fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Contract value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses
Deferred Sales Load (or Surrender Charge) (as a percentage of Purchase Payments or amount surrendered, as applicable)	None

The next tables describe the fees and expenses that you will pay each year during the time that you own the Contract, not including the Portfolio Company fees and expenses.
Annual Contract Expenses
Administrative Expenses (also referred to as a Maintenance Charge)	None

Annual Fees	Current	Maximum
Base Contract Expenses(1) (as a percentage of average account value or Contract Value)	0.60%	0.60%
Footnotes to the Annual Contract Expenses
(1) Also referred to as “Separate Account Charges.” The Base Contract Expenses do not reflect any applicable Platform Charges that may apply. To help you understand the cost of investing in certain Variable Investment Options, Platform Charges are reflected under “Annual Portfolio Company Expenses” in this section and in Appendix A: Investment Options Available Under the Contract.” If Platform Charges were included in this table, current charges for certain (but not all) Variable Investment Options would be as high as 1.25%. For additional information, see Separate Account Charges in the “Charges and Adjustments” section of the prospectus.
Annual Portfolio Company Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable Platform Charges if you choose to invest in certain Portfolio Companies. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses (expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees (if applicable), and other expenses)	Minimum(1)	Maximum(2)
	0.21%	1.08%
Footnotes to Annual Portfolio Company Expenses
(1) The Portfolio Company with the lowest total annual fund operating expenses is the Goldman Sachs VIT Government Money Market Fund.
(2) The Portfolio Company with the highest total annual fund operating expenses is the VALIC Company I International Growth Fund.
Examples
These Examples are intended to help you compare the cost of investing in the Variable Investment Options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Portfolio Company expenses. The Examples do not reflect any advisory fees paid to your Investment Adviser from the Contract. If these fees and charges were reflected, the costs would be higher. Your actual costs may be higher or lower than the examples below.
The Examples assume all Contract value is allocated to the Variable Investment Options. Your costs could differ from those shown below if you invest in Fixed Account Options.
The Examples assume that you invest $100,000 in the Variable Investment Options for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. Your actual costs may be higher or lower.
The first set of examples assumes the most expensive combination of annual Contract expenses and annual Portfolio Company expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$1,708	$5,299	$9,136	$19,921

(2) If you annuitize your Contract or you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$1,708	$5,299	$9,136	$19,921
The second set of examples assumes the least expensive combination of annual Contract expenses and annual Portfolio Company expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$827	$2,589	$4,504	$10,058
(2) If you annuitize your Contract or you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$827	$2,589	$4,504	$10,058

Principal Risks of Investing in the Contract

Market Risk. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. Amounts that you invest in the Variable Investment Options are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Variable Investment Options that you select make money, your Account Value goes up, and, if they lose money, your Account Value goes down. Each Variable Investment Option’s performance depends on the performance of its underlying Portfolio Company. Each Portfolio Company has its own risks, and you are exposed to the Portfolio Company’s risks when you investment in a Variable Investment Option. You are responsible for selecting Variable Investment Options that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Early Withdrawal Risk. The Contracts are not suitable for short-term savings. You should carefully consider the risks associated with withdrawals under the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% federal tax penalty. A withdrawal may reduce the value of your benefits. For instance, a withdrawal may reduce the value of the death benefit. A total withdrawal (surrender) will result in the termination of your Contract. We may defer payment of withdrawals from a Fixed Account Option for up to six months when permitted by law.
Contract Benefits Risk. If you are invested in an Advisory Program, there is a risk that it is not best suited for you based on your present or future needs and circumstances. There is also a risk that the financial return of the Advisory Program will ultimately be less than the amount your paid for it. If you elect to deduct your Investment Adviser’s fees from the Contract, such deductions may reduce the death and other annuity benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Insurance Company Risk. All guarantees under the Contract that are paid from our general account are subject to risks relating to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Contract Changes Risk: Under the Contract, we reserve the right to remove substitute Portfolio Companies as Investment Options. We additionally reserve the right to stop accepting additional Purchase Payments and impose investment restrictions or limitations on transfers including closing one or more Fixed Account Options to deposits or transfers and transfers among the Variable Investment Options.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that this Contract is more beneficial to investors with a long-time horizon.
Business Disruption. Our business is vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemics (such as COVID-19) and other highly contagious diseases, mass torts, failure of telecommunications or other critical infrastructure and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, including see outages or other unavailability, may interfere with our ability to receive, pick up and process mail, to calculate Purchase Unit values, process other contract-related transactions, or to otherwise provide our services, or may have other possible negative impacts. While we have developed and put in place what we believe to be appropriate business continuity and disaster recovery plans and procedures to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the underlying Portfolio Company or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Cybersecurity Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), cyber-attacks, and user errors or other disruptions that may compromise the confidentiality, integrity, or availability of such systems and data. These risks include, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with our websites (such as via denial of service attacks), and other operational disruptions, and unauthorized release of confidential customer information. Such systems failures, cyber-attacks or other disruptions affecting us, any third-party administrator, the underlying Portfolio Companies, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the underlying Portfolio Companies, impact our ability to calculate Purchase Unit values, cause the release and possible destruction of confidential customer or business information, including personal information, impede order processing, or subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Portfolio Companies invest, which may cause the affected underlying Portfolio Companies to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Further, the widespread development, implementation, and use of AI, machine learning, data analytics and similar tools that collect, aggregate and analyze data or inputs (collectively, “AI Tools”) may increase our exposure to, or exacerbate the risks of cyber-attacks or other security incidents, particularly where such technologies are exploited by third parties to attempt to breach our or our business partners’ and service providers’ systems. Despite our implementation of policies and procedures, which we believe to be reasonable, that address physical, administrative and technical safeguards and controls and other preventative actions to protect our systems and sensitive business and customer information, including personal information, and reduce the risk of cyber-incidents, there can be no assurance that we or our and distribution partners, the underlying Portfolio Companies or our business partners and service providers will avoid cyber-attacks or information security breaches in the future that may affect your contract and/or personal information.
Description of Insurance Company, Registered Separate Account, and Investment Options

About VALIC
We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director Freedom Advisor. Our principal offices are located at 2919 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States. VALIC is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). VALIC is obligated to pay full amounts promised to investors under the Contracts, subject to its financial strength and claims-paying ability.
Administration of the Contracts
VALIC is responsible for the administrative servicing of your Contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions, or service requests.
About VALIC Separate Account A
When you direct money to the Contract’s Variable Investment Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Portfolio Companies made available in the Contract. VALIC Separate Account A invests in the Portfolio Companies on behalf of your account. VALIC acts as custodian for the Portfolio Company shares owned through the Separate Account. VALIC Separate Account A is made up of what we call “Divisions.” Each Division invests in a different Portfolio Company made available through the Contract. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.
VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the “1940 Act”). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the “1933 Act”).
VALIC Separate Account A is administered and accounted for as part of the Company’s business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be used to pay any liabilities of the insurance company other than those arising from the Contracts. Income, gains, and losses credited to, or charged against, VALIC Separate Account A reflects its own investment experience and not the investment experience of VALIC’s other assets. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract Owner, annuitants, and beneficiaries of the Contracts.
We are obligated to pay all amounts promised to investors under the Contracts. The commitments under the Contracts are the sole obligation of VALIC and the assets of VALIC Separate Account A may not be used to pay any liabilities of VALIC other than those arising from the Contracts. All amounts paid from our General Account, including our obligations under any Fixed Account Option and any death benefits, or Payout Payments in excess of your amounts in the Separate Account are subject to the Company’s financial strength, claims-paying ability, and long-term ability to make payments.
Units of Interest
Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day’s performance of the underlying Portfolio Company minus any applicable fees and charges to VALIC Separate Account A.
Distribution of the Contract
The principal underwriter and distributor for VALIC Separate Account A is Corebridge Capital Services, Inc. (“CCS” or “Distributor”). CCS, an affiliate of the Company, is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
VFA
The Contract is sold by licensed insurance agents who are registered representatives of VALIC Financial Advisors, Inc. (“VFA”), which is an SEC-registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). VALIC receives payments from some Portfolio Companies for exhibitor booths at meetings and to assist with the education and training of VALIC, VFA, and their affiliated employees and investment professionals.
VFA investment professionals who sell the Contracts do not receive commission payments and, instead, in their role as investment advisory representatives, receive a portion of the investment advisory fees that you pay to participate in the Advisory Program with the remainder of those fees retained by VFA.
For more information about how your investment professional may be compensated, please contact your investment professional.
Portfolio Companies
The Portfolio Companies or their registered investment advisers or their affiliates (“Portfolio Company Entities”) may make payments to VALIC, typically for administrative, recordkeeping, and shareholder services that VALIC provides for the underlying Portfolio Companies. See Payments from Portfolio Companies/Platform Charges in this prospectus.
In addition, VALIC and/or its affiliates may receive payments from Portfolio Company Entities that voluntarily choose to participate in, and that are designed to defray the costs associated with, conferences, seminars, training, or other educational events sponsored by VALIC and its affiliates where such funds and services are discussed and that are attended by VFA investment professionals, VALIC employees, employees of our affiliates and/or plan sponsors and plan consultants. Moreover, these Portfolio Company Entities may also make payments to VALIC and/or its affiliates for exhibitor booths at meetings and to assist with education and training of VFA investment professionals.
Consultants
VALIC and its affiliates sometimes retain and compensate business consultants to assist VALIC in marketing group employee benefit services to employers. These business consultants are not associated persons of VFA or affiliated with VALIC or its affiliates and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC’s general overhead and are not charged back to employers, group employee benefit plans or plan participants.
Sponsorships
VALIC and its affiliates maintain ongoing relationships with various organizations and associations, including trade associations, unions, and other industry groups, to which VALIC and/or its affiliates makes sponsorship payments for marketing and advertising opportunities. These marketing and advertising opportunities may take the form of participation in leadership and recognition events, educational conferences, speaking opportunities, booth space and signage at membership conferences and similar events, and membership dinners. VALIC and its affiliates may also receive payments from unaffiliated third-parties in exchange for enhanced engagement with and exposure to VALIC and VFA management and their investment professionals throughout the year. Such payments are typically flat fees (either one-time or recurring) and are not based on transactions or sales.
VALIC and its affiliates also have ongoing relationships with retirement plan sponsors. As part of these ongoing relationships, VALIC and its affiliates sponsor events and seminars for plan participants that provide education for plan participants, as well as marketing and advertising opportunities for VALIC and its affiliates. Such sponsorships may include providing occasional meals, entertainment, or nominal gifts to the extent permitted by FINRA rules.

These various sponsorships may be considered endorsements of the products of VALIC or its affiliates, may result in additional annuity or other product sales to plan participants, and provide an incentive to these organizations, associations, and plan sponsors to promote the products and services of VALIC and its affiliates.
Variable Investment Options and Fixed Account Options
The Contracts offers several Variable Investment Options and two Fixed Account Options. The Variable Investment Options and Fixed Account Options may be referred to together as Investment Options.
This prospectus describes a Contract in which units of interest in VALIC’s Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Investment Options. Variable Investment Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different Portfolio Company. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.
Variable Investment Options
The Contracts enable you to participate in Divisions that represent the Variable Investment Options. These Divisions comprise all of the Variable Investment Options that are made available through VALIC Separate Account A. Contract value allocated to a Variable Investment Option will vary based on the investment experience of the corresponding Portfolio Company in which the Variable Investment Option invests. There is a risk of loss of the entire amount invested.
Information regarding each Portfolio Company, including (i) its name, (ii) its type (e.g. money market fund, bond fund, balanced fund, etc.), (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See “Appendix A – Investment Options Available Under the Contract.”
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. Read these prospectuses carefully before investing. Paper or electronic copies of the Portfolio Company prospectuses may be obtained by calling 1-800-448-2542, or visiting www.corebridgefinancial.com/rs/prospectus-and-reports/annuities.
Shares of certain of the Portfolio Companies are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as “shared funding.” These Portfolio Companies may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as “mixed funding.” There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Portfolio Company’s prospectus.
Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well-balanced and diversified investment portfolio. As just one example, investing one’s total retirement savings in a limited number of Investment Options may cause that individual’s retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk.
Voting Rights
As discussed in the About VALIC Separate Account A section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Portfolio Companies that comprise the Variable Investment Options. From time to time, the Portfolio Companies may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.
Who May Give Voting Instructions
During the Purchase Period, you will have the right to give voting instructions to VALIC Separate Account A for the Portfolio Company shareholder meetings. Proxy materials and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.
Determination of Portfolio Company Shares Attributable to Your Account
During the Purchase Period
The number of Portfolio Company shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Portfolio Company shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid
The number of Portfolio Company shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Portfolio Company shareholder meeting.
How Portfolio Company Shares Are Voted
VALIC Separate Account A will vote all of the shares of the Portfolio Companies it holds based on, and in the same proportion as, the instructions given by all Contract Owners invested in that Portfolio Company entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Portfolio Companies it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.
In the event that shares of a Portfolio Company are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.
Fixed Account Options
Portfolio Director Contracts feature two guaranteed Fixed Account Options that are each part of the General Account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act.

Fixed Account Options	Description
Fixed Account Plus
This Fixed Account Option provides for a fixed rate of interest with a long-term horizon. It is credited with interest rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest as shown in your Contract. Your money may be credited with a different rate of interest depending on the time period in which it is accumulated. Purchase Payments allocated to Fixed Account Plus will receive a current rate of interest. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new
Purchase Payments.

Short-Term Fixed Account
This Fixed Account Option provides fixed-return investment growth for the short-term. It is credited with interest at rates set by VALIC, which may be lower than the rates credited to Fixed Account Plus, above. The account is guaranteed to earn at least a minimum rate of interest as shown in your Contract. Your money may be credited with a different rate of interest depending on the time period in which it is accumulated.

Generally, a current interest rate is declared at the beginning of each calendar month and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial professional.
VALIC guarantees that all contributions received during a calendar month will receive that month’s current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.
Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for Fixed Account Options, VALIC will declare annual fixed account crediting rates each Contract year, and this rate will never be lower than the minimum guaranteed rate as referenced in your Contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the Contract withdrawal charge period and the number of years since your annuity Contract was issued.

Charges and Adjustments

By investing in the Contract, you may be subject to these fees and charges:
•
Premium Tax Charge
•
Separate Account Charges (also referred to as “Base Contract Expenses”)
•
Portfolio Company Expenses
•
Other Charges
•
Advisory Program Fees
These fees and charges are applied to the Variable Investment Options and Fixed Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the “Fee Table” section.
Premium Tax Charge
Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix B for variations of the premium tax charge that may be applicable in your state.
Separate Account Charges
The Separate Account Charge is 0.60% and is deducted daily from the average daily net asset value allocated to the Variable Investment Options. The Separate Account Charge is guaranteed and may not be increased for the life of your Contract.
The Separate Account Charges are to compensate the Company for assuming certain risks under the Contract. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering the Contract and administering and marketing the Variable Investment Options, including, but not limited to, enrollment, Contract owner communications, and education. Separate Account Charges are applied to Variable Investment Options during both the Purchase Period and Payout Period.
Portfolio Company Expenses
Charges deducted from, and expenses paid out of, the assets of the Portfolio Company are described in the prospectuses for the Portfolio Companies.
Other Charges
We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.
Advisory Program Fees
In order to purchase the Contract, you must have engaged an Investment Adviser to provide investment advice in the Contract. When you enroll in an Advisory Program, you will enter into an investment advisory agreement with your Investment Adviser (“Advisory Agreement”). Under the terms of the Advisory Agreement, the Investment Adviser will help you select Investment Options for the Contract. Advisory Program Fees for such services will not exceed an annual rate of 1.5% of the Contract’s cash value for the period to which the Advisory Program Fees relate. The Contract is solely liable for the Advisory Program Fees. The Advisory Program Fees may not constitute compensation to the Investment Adviser for services related to any assets other than the Contract. The Advisory Program Fees are an expense of the Contract and not a distribution to you as the owner. VALIC is not a party to the Advisory Agreement. Your Investment Adviser may direct VALIC to withdraw a specified amount from your Account Value for the payment of advisory fees under the Advisory Program (the “Advisory Program Fee”) pursuant to authorizations that you have provided to your Investment Adviser. The Advisory Program Fee charged by your Investment Adviser is in addition to any fees and expenses charged under your Contract.
While VALIC may deduct the Advisory Program Fee from your Account Value based on instructions from your Investment Adviser, we do not retain any portion of these fees. Where VFA is the Investment Adviser of your Advisory Program, VALIC, as the parent company of VFA, may indirectly benefit from VFA’s receipt of Advisory Program Fees. If you terminate the Advisory Program or surrender your Contract, you may be responsible for the portion of the Advisory Program Fee through the termination date of the Advisory Program or surrender date of your Contract. Please consult with your Investment Adviser or review your Advisory Agreement regarding the amount and calculation of your Advisory Program Fee, as well as how to terminate the agreement. Please see Impact of Advisory Program Fees in the “Description of Insurance Company, Registered Separate Account, and Investment Options” and “Annuity Period” sections for more details.
Exchange Privilege
From time to time, we may offer to exchange certain fixed or variable contracts into the Contract. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

General Description of Contracts

About the Contract
The Contract was developed to help you save money for your retirement. The Contract offers a combination of Variable Investment Options and Fixed Account Options that you may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerance and your retirement savings plan in choosing your Investment Options.
You are the owner of the Contract and retain the rights and authority to make decisions about your Contract including contributions, investment allocations, and annuitization, subject to limitations discussed in this Prospectus.
The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The Purchase Period is when you make contributions into the Contracts called “Purchase Payments.” The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both variable and fixed payments. For more information, see “Purchases and Contract Value” and “Annuity Period.”
If you have questions about your Contract, call your financial professional or contact us at 1-800-448-2542.
All material state variations are described in Appendix B.
About the General Account
Any obligations under the Contract that are funded by our General Account, including death benefits and the Fixed Account Options, are subject to our financial strength, claims-paying ability and our long-term ability to make such payments.
Transfers Among the Investment Options
Account Value between the various Variable Investment Options and Fixed Account Options may be transferred up to the applicable limits without a charge. If you are enrolled in an Advisory Program, in order for you to transfer Account Value among the Investment Options, you must first terminate the Advisory Program. We reserve the right to limit the number, frequency, (minimum period of time between transfers), or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through written and/or electronic notices or information posted online at www.corebridgefinancial.com/rs.
During the Purchase Period -- Policy Against Market Timing and Frequent Transfers
VALIC has a policy to discourage excessive trading and market timing. Transfers among Investment Options due to Advisory Program reallocations do not count against these transfer limitations. Our Investment Options are not designed to accommodate short-term trading or “market timing” organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a Portfolio Company. These trading strategies may be disruptive to Portfolio Companies by diluting the value of the Portfolio Company shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise Portfolio Company expenses, such as recordkeeping and transaction costs, and can potentially harm Portfolio Company performance. Further, excessive trading may harm Portfolio Company investors, as the excessive trader takes security profits intended for the entire Portfolio Company, and could force securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the Portfolio Company’s performance to suffer, and exerts downward pressure on the Portfolio Company’s price per share.
Accordingly, VALIC implemented certain policies and procedures intended to discourage short-term trading. If you sell Purchase Units in a Variable Investment Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Investment Option for 30 calendar days.
This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:
•
Purchase transactions involving transfers of assets or rollovers;
•
Roth IRA conversions or IRA recharacterizations;
•
Systematic purchases or redemptions;
•
Systematic account reallocations and/or rebalancing; or
•
Trades of less than $5,000.
As described in a Portfolio Company’s prospectus and statement of additional information, in addition to the above, Portfolio Company purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Portfolio Companies may set limits on transfers in and out of a Portfolio Company within a set time period in addition to or in lieu of the policy above.
We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the Investment Options and dilution of long-term performance returns. Thus, your Account Value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional transfer restrictions:
Fixed Account Option	Value	Frequency	Other Restrictions
Fixed Account Plus:	Up to 20% per Contract Year	At any time
If assets are transferred from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new
Purchase Payments.

	100%	At any time	If Account Value is less than or equal to $500.
Short-Term Fixed Account:	Up to 100%	At any time	After a transfer into the Short-Term Fixed Account, assets may not be transferred from the Short-Term Fixed Account for 90 days.(1)

(1)
VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
From time to time, we may waive the 20% transfer restriction on Fixed Account Plus for transfers to other Investment Options.
Effective Date of Transfer
The effective date of a transfer will be the date of receipt “in good order”, if received in our Annuity Service Center before Market Close; otherwise, the next date values are calculated.
Transfers During the Payout Period
During the Payout Period, transfer instructions must be given in writing and mailed to the Annuity Service Center. Transfers may be made between the Contract's Investment Options subject to the following limitations:
Payout Option	% of Account Value	Frequency
Variable Payout:	Up to 100%	Once every 365 days
Combination Fixed and Variable Payout:	Up to 100% of money in variable option payout	Once every 365 days
Fixed Payout:	Not permitted	N/A
Other Contract Features
Changes That May Not Be Made
The following terms in the Contracts may not be changed once your account has been established:
•
The Contract Owner (except for nonqualified Contract); and
•
The Annuitant.
Change of Beneficiary
The Beneficiary (if not irrevocable) may usually be changed at any time. Two or more Beneficiaries may be designated to received separate percentage interests in the death benefits payable under the Contract. Each such Beneficiary may separately exercise the rights that a Beneficiary has under the Contract.
One or more contingent Beneficiaries may be designated. A contingent Beneficiary may be designated. A contingent Beneficiary will receive benefits payable upon the Annuitant’s death if all of the primary Beneficiaries have died prior to the Annuitant. A contingent Beneficiary will have all of the same rights as a Beneficiary during the Purchase Period or Payout Period.
If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant’s estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner’s estate.
If a Beneficiary dies prior to the Annuitant, that Beneficiary's interest will be divided pro-rata among the remaining named Beneficiaries.
If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary’s estate.

Contingent Owner
The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.
We Reserve Certain Rights
We may amend the Contract to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Investment Options offered under the Contract. For example, we may add new Variable Investment Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Investment Option when not in the best interest of the Contract Owner or the Separate Account, such as when the shares of the Underlying Portfolio Company are no longer available for investment or if, for example, the underlying Portfolio Company is dealing with material regulatory and/or legal issues, sustained performance downturns, or significant increases in expenses. We may move assets and re-direct future premium allocations from one Variable Investment Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Investment Option offered may have different fees, expenses, objectives, strategies and risks.
We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.
We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required. We reserve the right to close one or more Fixed Account Options to deposits or transfers and to transfers among the Variable Investment Options, with advance written notice. We may make the Fixed Account Options available or close the Fixed Account Options as frequently as we determine at any point in time while the Contract is in force, provided we give advance written notice in each case.
Annuity Period

The Annuity Period, also referred to as the Payout Period, begins when you elect to annuitize all or a portion of your Account Value. You may choose to have your Payout Payments on a fixed, a variable, or a combination of fixed and variable basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Investment Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of Investment Options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Investment Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Variable Investment Options and Fixed Account Options, a combination fixed and variable payout option will be applied.
Payout Payments on a Fixed Basis
Under a payout on a fixed basis, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:
•
Type and duration of payout option chosen;
•
Your age or your age and the age of your survivor (1);
•
Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);
•
The portion of your Account Value being applied; and
•
The payout rate being applied and the frequency of the payments.

(1)
This applies only to joint and survivor payouts.
If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.
Assumed Investment Rate
An “Assumed Investment Rate” or “AIR” is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Investment Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the

Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.
Payout Payments on a Variable Basis
With a payout on a variable basis, you may select from your existing Variable Investment Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Investment Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Investment Option except that the Payout Unit value includes a factor for the AlR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.
In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Investment Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Investment Option is lower than your AIR, your subsequent payments will be less than your first payment.
Payout Payments on a Combination of a Fixed and Variable Basis
With a combination fixed and variable payout, you may choose:
•
From your existing Variable Investment Options (payments will vary); with a
•
Fixed payout (payment is fixed and guaranteed).
Partial Annuitization
A Contract Owner may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before and you can continue to take withdrawals on this part of the Account. The annuitized part would effectively be moved to a new Payout Payment account which will not allow additional withdrawals. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period. Full or partial commutations are not permitted.
Payout Date
The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in the
Annuity Service Center on a form or through other media approved by VALIC. This request must be received by VALIC 30 days prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.
The following additional rules also apply when determining the payout date.
•
The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 95, and may not be later than age 95 without VALIC’s consent.
•
Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 72.
•
All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner, subject to the specific rules which apply to the type of arrangement under which the contract is issued.
•
The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.
Payout Options
You may specify the manner in which your Payout Payments are made. You may select one of the following options:
1.
Life Only — payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.
2.
Life with Guaranteed Period — payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.
3.
Life with Cash or Unit Refund — payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner’s Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner’s Account as of the date we receive Proof of Death, less the Payout Payments.
4.
Joint and Survivor Life — payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.
5.
Payment for a Designated Period — payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.
Payout Information
Once your Payout Payments have begun, the payout option you have chosen may not be stopped or changed. Any one of the Variable Investment Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 ½, you may suffer unfavorable tax consequences in the form of a penalty tax if you do not meet an exception under federal tax law. See the “Taxes” section.
Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment I at least $25, subject to any limitation under the Contract.
Impact of Advisory Program Fees on Payout Payments
If you are participating in the Advisory Program and your Investment Adviser’s fee is deducted from your Contract, the deduction of the Advisory Program Fee will reduce the annuitization benefit. The examples below assess the impact of the deduction of Advisory Program Fees on the Contract’s value upon annuitization, assuming an initial $100 deposit.
1.
If, at the payout date, the Contract value has increased to $120 and you have had $1 deducted for the Advisory Program Fee, the Contract value is reduced to $119. Your Payout Payments will be based on a Contract value of $119.
2.
If, at the payout date, the Contract value has decreased to $90 and you have had $1 deducted for the Advisory Program Fee, the Contract value is reduced to $89. Your Payout Payments will be based on a Contract value of $89.
Benefits Available Under the Contract

The following tables summarize information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Interest Guaranteed Death Benefit	Provides a death benefit based on the greater of Account Value or Net Purchase Payments plus interest	Standard	No Charge	•Payable only during the Purchase Period •Payable only if death occurs before age 70 •May not be available in all states •Withdrawals may significantly reduce the benefit

Standard Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Standard Death Benefit	Provides a death benefit based on the greater of Account Value or Net Purchase Payments	Standard	No Charge
•Payable only during the Purchase Period
•Generally payable only if death occurs on
or after age 70
•Payable in any state where the interest
guaranteed death benefit is not available,
even if death occurs before age 70
•Withdrawals may significantly reduce the
benefit

Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period	Optional	No Charge	•No more than one systematic withdrawal election may be in effect at any time •We reserve the right to discontinue any or all systematic withdrawals or to change the terms at any time
Advisory Program	The investment advice service provided by your Investment Adviser	Optional	Not applicable
•A separate investment advisory fee and
agreement is required
•If you pay any investment adviser fee from
the Contract, any deduction may reduce
the death benefit and annuity benefits, and
may be subject to federal and state
income taxes and a 10% federal penalty
tax.

Advisory Program
The Contract is intended to be used where you have engaged an Investment Adviser to provide advice regarding the periodic allocation of investments within the Contract. So long as you are enrolled in the Advisory Program, your Investment Adviser will provide you with investment advice and will be responsible for providing transfer and reallocation instructions to VALIC. Where VALIC Financial Advisors, Inc. (VFA) is your Investment Adviser, VFA and its investment advisory representatives are responsible for providing investment advice and not VALIC. You may terminate the Advisory Program at any time. If you terminate the Advisory Program, your Contract will remain in force.
Your Investment Adviser is not acting on VALIC’s behalf but rather is acting on your behalf. VALIC is not responsible for any investment advice that is provided to you by your Investment Adviser and does not offer advice about how to allocate your Account Value. VALIC is not responsible for any recommendations that your Investment Adviser makes, any investment models or asset allocation programs they choose to follow, or any specific transfers that are made on your behalf.
For new investors, we no longer honor transfer instructions in connections with an Advisory Program that is offered through third-party, unaffiliated investment advisers.
Advisory Agreement and Fees
When you enroll in an Advisory Program you will enter into an investment advisory agreement with your Investment Adviser (“Advisory Agreement”). VALIC is not a party to the Advisory Agreement.
Your Investment Adviser may direct VALIC to withdraw a specified amount from your Account Value for the payment of advisory fees under the Advisory Program (the “Advisory Program Fee”) pursuant to authorizations that you have provided to your Investment Adviser. The Advisory Program Fee charged by your Investment Adviser is in addition to any fees and expenses charged under your Contract.
If you are enrolled in an Advisory Program with VFA, our affiliate, VALIC will be provided with a copy of the Advisory Agreement which provides authorization by you for VALIC to deduct the Advisory Program Fee from your Account Value. The Advisory Program Fee will be calculated by applying the applicable fee schedule to the Account Value at each calendar quarter end and will be deducted from your Account Value within fifteen (15) days after the end of such calendar quarter. The Advisory Program Fee will be based on the value of the assets in the account eligible to be managed in the Advisory Program. If you enrolled in the Advisory Program during the quarter, you pay a fee only for those days in which you were enrolled in the Advisory Program. If, prior to a quarter-end, the Advisory Program is terminated and the entire Account Value is transferred out of your account, we will not deduct an Advisory Program Fee for that quarter.
Implications of Withdrawals to Pay Advisory Program Fee.
Partial withdrawals, including those taken to pay the Advisory Program Fee, can reduce certain benefits guaranteed under the Contract, including Contract death benefits and annuity benefits. This reduction of these certain guaranteed benefits resulting from the withdrawal for payment of the Advisory Program Fees will be the dollar amount of the fee assessed by your Investment Adviser, and, as described above, is based on a percentage of the Account Value managed by the Advisory Program. Please see Impact of Advisory Program Fees in both the “Description of Insurance Company, Registered Separate Account, and Investment Options” and “Annuity Period” sections.
If your Contract is an IRA or Roth IRA, partial withdrawals to pay the Advisory Program Fee generally can qualify as expenses of the IRA and thus qualify as non-taxable. Partial withdrawals from a non-qualified Contract are treated as a taxable distribution. Effective January 1, 2020, however, fees taken from a non-qualified individual contract used to pay VFA’s Advisory Program Fee will not be considered distributions or withdrawals from the account for tax purposes and therefore not treated as a taxable distribution beginning with the 2020 tax year. If you are under age 59½, withdrawals may be subject to an additional 10% tax. You should consult with your tax advisor for any advice regarding potential tax considerations relating to the payment of the Advisory Program Fee from your Contract.
If VFA is your Investment Adviser, the Advisory Program Fee must be withdrawn from your Contract. If in the future you enroll in a different investment advisory program, a fee for that program might be paid either by you directly (from assets outside of the Contract) or from the Contract, depending upon the provisions of that program and the type and frequency of the payment required.
Please see the “Taxes” section and consult your tax professional regarding the impact of deducting advisory fees before making any election to do so.
Reallocations & Transfer Instructions
While the Advisory Program is in place, you are prohibited from making transfers among investment options in the Contract. During such period, transfer instructions may only be provided by the Investment Adviser. If you terminate the Advisory Program, you may make transfers among the investment options subject to the transfer restrictions in the section below entitled “General Description of the Contracts.”
Unless you direct us otherwise, your Investment Adviser will forward instructions regarding the allocation of your Account
Value, and will request financial transactions involving investment options. If your Investment Adviser has this authority, we deem that all such transactions that are directed by your Investment Adviser with respect to your Contract have been authorized by you. You will receive a confirmation of any financial transactions involving the purchase or sale of Purchase Units. You must contact VALIC immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Investment Adviser until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit the Investment Adviser’s authorization at any time. In addition, we may restrict the investment options available for transfers or allocation of Purchase Payments. We will notify you and your Investment Adviser if we implement any such restrictions or prohibitions.
Transfers and reallocations made by your Investment Adviser are subject to the restrictions on transfers between Investment Options that are discussed in the section entitled “General Description of the Contracts.”
Termination of the Advisory Program
You may terminate the Advisory Program at any time. However, the terms and conditions of how to terminate the Advisory Program will be set forth in your Advisory Agreement. Please consult with your Investment Adviser if you have questions about terminating the Advisory Program. We may continue to rely on instructions from your Investment Adviser until we receive notice of termination of the Advisory Agreement. If you terminate the Advisory Program, your Contract will remain in force.
In order for you to transfer Account Value among Investment Options, you must first terminate the Advisory Program.
Death Benefits
The Contracts will pay death benefits during either the Purchase Period or the Payout Period.
The Process
VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued, and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable. Please see Impact of the Deduction of Advisory Program Fees on Death Benefit below regarding impacts to your death benefit due to the deduction of Advisory Program Fees.
Beneficiary Information
The Beneficiary may receive death benefits:
•
In a lump sum;
•
In the form of an annuity under any of the Payout Options;
•
In partial payments over the Beneficiary’s life expectancy (where permitted); or
•
In a manner mutually agreeable between the Beneficiary and VALIC that is in accordance with applicable laws and regulations.
Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal Beneficiary may continue the Contract or may roll the funds over to an IRA. If the Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary’s life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Contract Owner had under the Contract.
Special Information for Nonqualified Contracts
It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant’s death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner’s estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See the “Taxes” section.
During the Purchase Period
Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Investment Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.
As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.
Death Benefit Before Age of 70
The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state.
The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.
Step 1: Determine your Fixed Account Option Value by taking the greater of:
Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
or
100% of Purchase Payments invested in Fixed Account Option
– (minus)
Amount of all prior withdrawals from the Fixed Account Option, charges and any portion of Account Value applied under a Payout Option
Step 2: Determine your Variable Investment Option Value by taking the greater of:
Value of Variable Investment Options on date all paperwork is complete and in a form acceptable to VALIC
or
100% of Purchase Payments invested in Variable Investment Options
– (minus)
Amount of prior withdrawals (out of) or transfers (out of) the Variable Investment Options
+ (plus)
Interest at an annual rate as specified in your Contract
Step 3: Add step 1 + 2 = Death Benefit
For purposes of this calculation amounts transferred into the Variable Investment Option will be treated as Purchase Payments.

This value may be adjusted if the total amount of any death benefit exceeds the Account Value.
Death Benefit On or After Age 70
The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.
The standard death benefit will be the greater of:
Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
or
100% of Purchase Payments (to Variable Investment Options and/or Fixed Account Options)
–	(minus)
Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option
Adjusted Purchase Payment Amount
If the total amount of any death benefit payable from the Variable Investment Options and Fixed Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:
A.	100% of Purchase Payments
–	(minus)
B.	Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
+	(plus)
C.	Interest on the result of A minus B at an annual rate as specified in your Contract (see below).
Each “Gross Withdrawal” is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death.
The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.
During the Payout Period
If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the “Annuity Period” section of this prospectus.
•
If the life only option or joint and survivor life option was chosen, there will be no death benefit.
•
If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:
1.
Receive the present value of any remaining payments in a lump sum; or
2.
Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or
3.
Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.
Impact of the Deduction of Advisory Program Fees on Death Benefit
If you are participating in the Advisory Program and your Investment Adviser’s fee is deducted from your Contract, the deduction of the Advisory Program Fee may reduce the death benefit. The examples below assess the impact of the Advisory Program Fee on the Contract’s death benefit assuming an initial $100 deposit and no additional payments and no withdrawals.
1.
If, at the end of the year, the Contract value increases to $120 and you pay a $1 Advisory Program Fee, the Contract value is reduced to $119. If you die, your Contract’s death benefit is $119.
2.
If, at the end of the year, the Contract value decreases to $90 and you pay a $1 Advisory Program Fee, the Contract value is reduced to $89. However, the Advisory Program Fee will not reduce the death benefit which will be at least $100 (your premium payment) (or higher if you are younger than 70 at your death) due to the Death Benefit Contract guarantee.

Please note that if you are participating in an Advisory Program offered through a third-party Investment Adviser, the example below instead applies. Example 2 does not apply to you.
3.
If, at the end of the year, the Contract value decreases to $90 and you pay a $1 Advisory Program Fee, the Contract
value is reduced to $89. However, the Advisory Program Fee will reduce the death benefit to $99 (your premium payment less Advisory Program Fees deducted) (or higher if you are younger than 70 at your death) due to the Death Benefit Contract guarantee.
Purchases and Contract Value

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Variable Investment Option and Fixed Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.
Account Establishment
You may purchase the Contract through a VFA investment professional. Initial Purchase Payments must be received by VALIC either with, or after, a completed application.
The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. The minimum initial Purchase Payment is $25,000. We reserve right to accept initial Purchase Payments below $25,000. The minimum subsequent Purchase Payment is $1,000.
When an initial Purchase Payment is accompanied by an application, we will promptly:
•
Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed Account Options or Variable Investment Options indicated by the investment advice provided by your Investment Adviser; or
•
Request additional information to correct or complete the application. We will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed Account Options or Variable Investment Options indicated by the investment advice provided by your Investment Adviser; or
•
Reject the application and return the Purchase Payment.
VALIC may reject an incomplete application, which may include for failing to enroll in an Advisory Program. If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulatory authority.
When Your Account Will Be Credited
You may make Purchase Payments into your Contract through age 85.
A Purchase Payment must be “in good order” before it can be posted to your account. “In good order” means fully and accurately completed form(s) and/or instructions, including necessary documentation and that all required information and/or documentation to any given transactions has been received by us and that, where applicable, the funds (check, wire, or ACH) clearly identify the individual SSN to which they are to be applied. Purchase Payments must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).
If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.
Note that if the Purchase Payment is not in good order, you will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.
We will allocate Purchase Payments (less any charges) to the Variable Investment Options and Fixed Account Options selected which must be a whole percentage of Purchase Payments.
Throughout the duration of the Contract, VALIC may close one or more of the Fixed Account Options to deposits or transfers, and to transfers among the Investment Options, with advance written notice. VALIC may make the Fixed Account Options available or close the Fixed Account Options as frequently as it determines at any point in time while the Contract is in force, provided that VALIC gives advance written notice in each case.

Purchase Units
A Purchase Unit is a unit of interest owned by you in your Variable Investment Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as “Number of Shares” and the Purchase Unit values may be shown as “Share Price” on some account statements.
Calculation of Value for Fixed Account Options
The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company’s general assets. Purchase Payments allocated to the Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company’s general assets.
The value of your Fixed Account Option is calculated on a given Business Day as shown below:
Value of Your Fixed Account Options
=	(equals)
All Purchase Payments made to the Fixed Account Options
+	(plus)
Amounts transferred from Variable Investment Options to the Fixed Account Options
+	(plus)
All interest earned
–	(minus)
Amounts transferred or withdrawn from Fixed Account Options (including applicable fees and charges)
Calculation of Value for Variable Investment Options
All or a portion of your Purchase Payments will be allocated to the Variable Investment Options listed in this prospectus. An overview of each of the Variable Investment Options may be found in “Appendix A – Investment Options Available Under the Contract”, and Variable Investment Options and Fixed Account Options in the “Description of Insurance Company, Registered Separate Account, and Investment Options” section in this prospectus, and in each Portfolio Company’s prospectus. The Purchase Unit value of each Variable Investment Option will change daily depending upon the investment performance of the underlying Portfolio Company (which may be positive or negative) and the deduction of the Separate Account Charges. See “Charges and Adjustments.” Your account will be credited with the applicable number of Purchase Units, including any dividend or capital gains per share declared on behalf of the underlying Portfolio Company as of that day. The number of Purchase Units you are credited is calculated the day we process your Purchase Payment. Please see the When Your Account Will Be Credited section above.
The Purchase Unit value is determined by multiplying the Purchase Unit value for the preceding Business Day by a factor for the current Business Day. The factor is determined by:
1. dividing the net asset value per share of the Underlying Portfolio Company at the end of the current Business Day, plus any dividend or capital gains per share declared on behalf of the Underlying Portfolio Company as of that day, by the net asset value per share of the underlying Portfolio Company for the previous Business Day; and
2. multiplying it by one minus all applicable daily asset based charges.
We determine the number of Purchase Units credited to your contract by dividing the Purchase Payment by the Purchase Unit value for the specific Variable Investment Option.
If the Purchase Payment is in good order as described and is received by us by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day’s Purchase Unit value. Purchase Payments in good order received by us after Market Close will be credited the next Business Day and will receive the next Business Day’s Purchase Unit value. Because Purchase Unit values for each Variable Investment Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Investment Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.
During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Goldman Sachs VIT Government Money Market Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Investment Option, which invests in the Goldman Sachs VIT Government Money Market Fund, will lose value.
Any deductions you authorize to pay your Investment Adviser’s fees will cancel, or reduce, Purchase Unit values.
Additional Purchase Payments
After your initial Purchase Payment, there is no requirement to make subsequent Purchase Payments. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. We reserve the right to discontinue subsequent Purchase Payments. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If your Account Value falls below $2,500, we may close the account and pay the Account Value. Any such account closure will be subject to applicable distribution restrictions under the Contract.
Principal Underwriter
The principal underwriter of the Contracts is Corebridge Capital Services, Inc. (“CCS” or “Distributor”). CCS, an affiliate of VALIC due to common ownership, is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
Impact of Deduction of Advisory Program Fee on Purchase Payments
The deduction of the Advisory Program Fee from your Contract Value will result in a reduction of Purchase Units by the amount of the fee.
Surrenders and Withdrawals

When Surrenders Are Allowed
You may withdraw all or part of your Account Value at any time before the Payout Period begins if allowed under federal and state law. However, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59½.
Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.
VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Investment Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.
Surrender Process
To surrender all or a portion of your Account Value during the Purchase Period, you must complete a surrender request form and submit it to the Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order.
We may be required to suspend or postpone payments if redemption of an underlying Fund’s shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.
We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check or the electronic funds transfer clears.
Amount That May Be Surrendered
The amount that may be surrendered during the Purchase Period is equal to your Account Value next computed after your properly completed request for surrender is received in our Annuity Service Center. If you are enrolled in an Advisory Program, the Advisory Program Fee may be withdrawn from your Account Value upon surrender if you have authorized the Investment Adviser to withdraw the fee from your Contract. There is no guarantee that the surrender value in a Variable Investment Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Investment Option or withdrawn from the Fixed Account Option).
Partial Surrenders
You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender will reduce your Account Value. A request for a partial surrender will result in a proportional amount being removed from each Fixed Account Option and Variable Investment Option unless otherwise specified. If you take systematic withdrawals, it will always be a proportional amount from all Investment Options.
The reduction in the number of Purchase Units credited to your Variable Investment Option Account Value will equal:
The amount surrendered from the Variable Investment Option	÷ (divided by)	Your Purchase Units next computed after the written request for surrender is received at the Annuity Service Center
Forced Surrenders
If your Account Value falls below $2,500, we may close your account and pay the Account Value. Any such account closure will be subject to applicable distribution restrictions under the Contract. If the Company closes your account, you may not receive notice of the closure prior to receiving the distribution of your Account Value.
Systematic Withdrawals
You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract. We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Investment Options that you selected. You may select the specific Investment Options from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the Investment Options in which you are invested. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.
Under the terms of the Advisory Agreement, the Investment Adviser will help you select Investment Options for the Contract. Advisory Program Fees for such services will not exceed an annual rate of 1.5% of the Contract’s cash value for the period to which the Advisory Program Fees relate, The Contract is solely liable for the fees. The Advisory Program Fees may not constitute compensation to the Adviser for services related to any assets other than the Contract. The Advisory Program Fees are an expense of the Contract and not a distribution to you as the owner. Any payment of Advisory Program Fees inconsistent which such requirements may be treated as withdrawals for tax purposes by the Company and/or by the IRS. Notwithstanding tax treatment of Advisory Program Fees by the Company, federal and/or state taxing authorities could determine that such fees should be treated as taxable withdrawals. In such circumstances any expenses prior to your attainment of age 59½ could result in a 10% early withdrawal penalty tax in addition to income tax.
Please consult your tax professional regarding the impact of deducting Advisory Program Fees from Account Value before making any election to do so.
Cancellation — The “Free Look” Period
The Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) See “Appendix B—State Contract Variability.” During the “free look” period, Purchase Payments will be allocated in accordance with your investment objective based on the investment advice from the Investment Adviser. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at the Annuity Service Center before the end of the “Free Look” period. A refund will be made to the Contract Owner within seven days after receipt of the Contract.
Generally, the amount of the refund will be equal to your Account Value the day we receive your request unless your Contract was issued in a state requiring the return of Purchase Payments. Additionally, all Contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your Contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your Contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. The Contract will be void once we issue a refund.
Taxes

The Federal income tax treatment of annuity contracts or retirement programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and is not intended as tax advice, either general or individualized, nor should be interpreted as providing any predictions or guarantees of a particular tax treatment. This discussion is based upon the Company’s understanding of current tax rules and interpretations. Finally, this discussion does not address all Federal income tax consequences of transactions (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your Contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should consult a tax advisor about the application of tax rules found in the Internal Revenue Code of 1986, as amended (“IRC” or “the Code”), Treasury
Regulations, applicable Internal Revenue Service (“IRS”) guidance, and any regulatory developments to your individual situation. We do not guarantee the tax status or treatment of your annuity.
Tax rules vary, depending on whether the Contract is offered under your employer-sponsored retirement program or arrangement, an individual retirement account or annuity, or a nonqualified Contract.
The Contracts are used under many types of retirement arrangements, which may include the following:
•
IRC section 403(b) annuities for employees of public schools, community colleges, colleges and universities, and other section 501(c)(3) tax-exempt organizations;
•
IRC section 401(a), 403(a), and 401(k) qualified plans (including plans for self-employed individuals);
•
IRC section 408(b) traditional IRAs;
•
IRC section 408A Roth IRAs;

•
IRC section 457 deferred compensation plans of governmental and certain tax-exempt employers;
•
IRC section 408(k) SEPs and SARSEPs; and
•
IRC section 408(p) SIMPLE retirement accounts.
Contracts purchased under these retirement arrangements described above (“Qualified Arrangement”) generally are referred to in this prospectus as “Qualified Contracts.” Contracts that are not purchased in connection with a Qualified Arrangement generally are referred to in this prospectus as “Non-Qualified Contracts.” Note that there are certain types of plans that are referred to as non-qualified, e.g. Non-qualified deferred compensation plans under IRC section 457, that, for purposes of this prospectus, are considered Qualified Arrangements. See below for further details.
Tax Status of Non-Qualified Contracts
Non-Qualified Contracts
Generally, the increases in the value of a Contract are not taxed until a distribution occurs. The taxable portion of the distribution is taxed at ordinary income tax rates. However, this tax deferral is only available if the Contract satisfies certain federal tax rules and requirements, described next. We do not guarantee the tax status or treatment of your Contract. The remainder of the discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Late Annuity Start Date
If the Contract’s annuity start date occurs (or is scheduled to occur) at a time when the Owner has reached an advanced age, it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner’s income.
Diversification
For a contract to be treated as a variable annuity for Federal income tax purposes, the underlying investments under the variable annuity must be “adequately diversified”. Treasury Regulations provide standards that must be met to comply with the rules. Under the regulations, an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.
If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase
Payments. We expect that the manager of the Underlying Funds monitors the Funds to comply with these Treasury Regulations.
Investor Control
Under certain circumstances, you, and not the Company, could be treated as the owner of the assets held in the Separate Account under your Non-Qualified Contract, based on the degree of control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the Contract rather than at the time of withdrawal.
There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over such assets depends on all of the relevant facts and circumstances. However, Revenue Rulings 2003-91 and 2003-92 provide that an annuity owner’s ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of such assets. The Revenue Rulings provide that if, based on all the facts and circumstances, you do not have direct or indirect control over such assets, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.
While we believe the Contract does not give you investor control over such assets, we reserve the right to modify the Contract as necessary to prevent you from being considered as the owner of the assets of the Contract for purposes of the Code.
Non-Natural Owners
A Trust or Corporation or other Owner that is not a natural person (“Non-Natural Owner”) should consult a tax advisor. Generally, the Code does not confer tax-deferred status upon a Non-Qualified Contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract’s “income on the contract” (as defined in the tax law). However, certain exceptions may apply, such as for contracts held by a trust or other entity as an agent for a natural person or contracts held by certain employer sponsored retirement arrangements. If an exception applies, the entity’s general interest deduction under the Code may be limited. Finally, certain non-qualified deferred compensation plans are subject to special tax rules. Please consult a tax advisor if you are a Non-Natural Owner of a Contract.
Tax Treatment of Purchase Payments
Purchase Payments paid to a Nonqualified Contract are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. In general, your cost basis in a

Non-Qualified Contract is equal to the Purchase Payments you put into the Contract less any amounts previously received from the Contract that were not includible in income.
Tax Treatment of Distributions
Partial Withdrawals
If you make a partial withdrawal from a Non-Qualified Contract, the IRC generally treats such withdrawals as taxable to the extent your contract value before the withdrawal (determined before the application of any surrender charge) exceeds your cost basis. Partial withdrawals from a Non-Qualified Contract that has Purchase Payments made before August 14, 1982, are an important exception to this general rule and are treated as first coming from the pre-August 14, 1982 Purchase Payments.
Amounts received under an automatic withdrawal plan are treated as withdrawals and not annuity payments for purposes of calculating taxable income.
Optional Living Benefits/Other Benefits
Generally, we will treat amounts credited to the contract value under the optional Living Benefit guarantees, for income tax purposes, as earnings in the contract. Thus, payments of Living Benefits are treated as taxable withdrawals to the extent there are taxable gains in the contract value. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional Living Benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax advisor before electing an optional Living Benefit.
Full Surrenders
In the case of a full surrender of a Non-Qualified Contract, the amount received on surrender is taxable to the extent it exceeds the cost basis.
Collateral Assignments and Gratuitous Transfers
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to a divorce) you will owe federal income tax on the contract’s cash surrender value to the extent it exceeds your cost basis. The transferee’s cost basis will be increased to reflect the amount the transferor includes in income.
An assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified Contract will be treated as a withdrawal. If the entire contract value is assigned or pledged, subsequent increases in the contract value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount included in income with respect to such assignment or pledge.
Aggregation Rule
If you purchase multiple non-qualified annuity contracts from the same insurance company (or its affiliates), within the same calendar year, the IRS generally requires these annuity contracts to be aggregated and treated as a single contract for purposes of determining the taxable income associated with any distribution taken from the contracts for tax purposes. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, the contracts may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including determining whether the contract is an immediate annuity contract.) Aggregation impacts the amount of the distributions described above that is subject to taxation (and potentially subject to the 10% additional tax, if applicable). Owners should seek their own tax advice if you are purchasing more than one annuity from the same insurance company (or its affiliates) in the same calendar year.
Annuity Payments
If you annuitize your Non-Qualified Contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your cost basis. The portion of each annuity income payment that is considered a return of your cost basis will not be taxed. Your annuity income payment will be considered fully taxable after you have received a return of the entire amount of your cost basis.
Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from a non-qualified annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits (if applicable to your Contract) are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all the charges for these death benefits should be treated as a partial withdrawal from the Contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% additional tax if the Owner is under 59½, unless another exception applies. You should consult your tax advisor regarding these features and benefits prior to purchasing a Contract.

Upon death, any remaining amounts in the Contract must be distributed in accordance with the requirements under the Code. For deaths that occur after the Contract’s annuity start date, payments under the Annuity Option elected will continue to be paid at least as rapidly as under the method of distribution in effect at such Owner’s death. For deaths that occur prior to the Contract’s annuity start date, the entire interest in the Contract can be paid in one of the following manner:
(1)
Lump sum payment of the death benefit.
(2)
Payment of the entire death benefit within five years of the date of any Owner’s death.
(3)
Payment of the death benefit over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. Under this option, distributions must begin within one year of the date of any Owner’s death. Note - This option is not available for a beneficiary that is a non-natural person.
(4)
Spousal Option Only. The spousal beneficiary can elect to treat the annuity contract as their own.
Special rules apply if the Owner is a non-natural person, where the annuitant is generally treated as the Owner.
10% Additional Tax
The taxable portion of any distribution, whether annuity income payment or other withdrawal, prior to the Owner reaching age 59½ is subject to a 10% additional tax unless an exception applies. Some of the main exceptions include:
•
when paid to your Beneficiary after you die;
•
after you become permanently disabled (as defined in the IRC);
•
when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;
•
under an immediate annuity contract; or
•
when attributable to Purchase Payments made prior to August 14, 1982.
Other exceptions may available depending on contract type and your circumstances. Please consult your tax advisor or www.irs.gov for more information.
Net Investment Income Tax
There is a 3.8% tax on net investment income for Owners with Modified Adjusted Gross Income (“MAGI”) that exceeds certain thresholds based on the type of filer. Further information may be found on www.irs.gov. For this purpose, net investment income generally will include taxable distributions from a Non-Qualified Contract. It is also possible the tax could apply to other taxable amounts relating to your Non-Qualified Contract. Please consult your tax advisor. This tax generally does not apply to Qualified
Contracts; however, taxable distributions from such contracts may be considered in determining the MAGI threshold.
Tax Treatment of Exchanges
The Non-Qualified Contract may be issued in exchange for all or part of another annuity contract that you own. In addition, the Contract Owner may be permitted to exchange the Contract for a new annuity contract prior to the commencement of annuity income payments. A full or partial exchange of one annuity contract for another is a tax-free transaction under IRC section 1035, provided that the requirements of that section are satisfied. Please note that the exchange may be tax reportable. If you exchange part of an existing annuity contract for another annuity contract, and within 180 days of the exchange you receive a distribution other than certain annuity payments, the exchange may not be tax free. You should consult a tax advisor when exchanging part or all of an annuity contract.
Qualified Contracts
Qualified Contracts taxation varies with the type of plan and terms and conditions of each specific plan. You will get no additional tax advantage from this Contract if you are investing through a Qualified Contract beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, protection through Living Benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified Contract are suitable for your needs and objectives and are appropriate in light of the expense.
The terms of the plan may limit the rights otherwise available under the Contracts. The Code and, if applicable, your Contract or Qualified Arrangement, may have limitations and restrictions such as: the amount that can be contributed; the form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Some of these limitations are adjusted annually. Please see www.IRS.gov or consult your tax advisor.
The following are general summary descriptions of the types of Qualified Arrangements with which the Qualified Contracts may be used. Not all plan types will be available under your Contract. Descriptions of such arrangements are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Arrangements are very complex and will have differing applications depending on individual facts and circumstances. Each prospective purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Plans of Self-Employed Individuals: “H.R. 10 Plans”
Pension and Profit Sharing Plans 401(a)/401(k)
Tax-Sheltered Annuity (403(b))
In general, certain Contracts originally established by a IRS Revenue Ruling 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the regulations; provided that no salary reduction or other contributions have ever been made to the Contract, and that no additional transfers are made to the Contract on or after September 24, 2007.
SIMPLE IRA
Employers with 100 or fewer employees can maintain a SIMPLE IRA plan. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate SIMPLE IRA for each employee. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. The employee is always 100% vested in (or, has ownership of) all SIMPLE IRA money.
Traditional Individual Retirement Annuities (IRA), SEP IRA, or Roth IRA
The IRA Disclosure Statement, ROTH IRA Disclosure Statement, or Traditional, SEP, and Roth Individual Retirement Annuity (IRA) Combined Disclosure Statement which was received at the time of original issue of your IRA, SEP IRA or Roth IRA contains information about eligibility, contribution limits, distribution restrictions and other tax information. For further information about contributions and distributions from your IRA, please see Publications 590-A and 590-B on the IRS website at www.irs.gov.
Traditional Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional IRA. Under applicable limitations, certain amounts (adjusted annually) may be contributed to an IRA. Such contributions may be deductible, depending on your modified gross income.
Roth IRAs
Section 408A of the Code permits an individual to contribute to an individual retirement account called a Roth IRA. Contributions to a Roth IRA are not deductible, but distributions are tax-free if certain requirements are satisfied. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can make regular cash contributions.
Simplified Employee Pension Plan (“SEP”) IRA
Sole proprietors, partnerships, and corporations, including S corporations, can set up SEPs. Employer contributions under a SEP are made to a separate IRAs established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees’ compensation. Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP (known as SARSEPs).
Deferred Compensation Plans — Section 457
A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees or, if provided under the deferred compensation arrangement, independent contractors.
The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants. For plans of non-governmental tax-exempt employers, the employee has no present ownership rights in the Contract and is entitled to payment only in accordance with the eligible deferred compensation plan (an “EDCP”) provisions and, where applicable, any trust under which the Contract may be held. Non-governmental 457 plan assets must remain assets of the employer and are subject to claims by the creditors of the employer.
Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from, or if a non-governmental tax-exempt employer, otherwise made available to the recipient.
Tax Treatment of Purchase Payments
For employer-sponsored arrangements, Purchase Payments under Qualified Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. For IRAs, Purchase Payments also can be made as a pre-tax or after-tax contribution. If you make contributions on a pre-tax basis, then you have no cost basis in your Contract. However, you normally will have cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a non-deductible traditional IRA or in another Qualified Contract.
Limitations and restrictions may apply to Purchase Payments. Please refer to www.IRS.gov for further information, as these limitations and restrictions may be based on several factors.
Various penalty and excise taxes may apply to contributions made in violation of applicable contribution limits. You should consult a qualified tax advisor associated with any questions related to the contribution to or transfer from an employer sponsored retirement plan or arrangement, IRA, or Roth IRA.
Tax Treatment of Distributions
Distributions from Qualified Contracts, other than IRAs and Roth IRAs, are often limited by the IRC and by the terms of the employer-sponsored retirement plan. In some cases, distributions are not available unless there has been a distributable event as defined by the terms of the plan. All distributions are tax at ordinary income tax rates. Various penalty taxes may apply to distributions made in violation of applicable requirements. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. You should consult a qualified tax advisor associated with any questions related to the distribution or transfer from an employer sponsored retirement plan or arrangement, IRA, or Roth IRA.
Non-Roth Qualified Contracts. Distributions from Qualified Contracts other than Roth IRAs and designated Roth accounts (described below) are taxable, except to the extent allocable to after-tax contributions or non-deductible traditional IRA contributions.
Roth IRAs and Designated Roth Accounts. “Qualified” distributions from Roth IRAs and Designated Roth Accounts upon attainment of age 59½, upon death or disability, or for qualifying first-time homebuyer expenses (Roth IRAs only) are tax-free as long as five or more years have passed since the first contribution to the taxpayer’s first Roth IRA or Designated Roth Account. Qualified distributions may be subject to state income tax in some states. Special tax rules will apply to distributions that are not qualified and such distributions are generally subject to the same 10% additional tax on amounts included in income as for other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% additional tax if the distribution of those contributions is made within five years of the rollover or conversion.
Designated Roth and Roth IRA Conversions. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions from qualified contracts into Roth IRAs normally require taxes to be paid in the year of the conversion on any previously untaxed amounts included in the amount converted. The taxable value of such a conversion may consider the value of certain benefits under the Contract.
457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.
Annuitization. If you annuitize your Qualified Contract, special tax rules apply to determine the taxable amount of your annuity income payment depending on your Qualified Arrangement. Please consult your tax advisor.
10% Additional Tax. You should consult your tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any. The taxable portion of any distribution, whether annuity income payment or other withdrawal, prior to the Owner of a Qualified Contract reaching age 59½ is subject to a 10% additional tax unless an exception applies. Some of the main exceptions include:
•
when paid to your Beneficiary after you die;
•
after you become permanently disabled (as defined in the IRC); and
•
as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary.
Other exceptions may be applicable under certain circumstances. In addition, you may be able to repay certain distributions if certain requirements are satisfied. Distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% additional tax, rather than a 10% additional tax.
Direct and Indirect Rollovers
A rollover distribution, including eligible rollover distributions as defined below, from an IRA, 403(b) TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, 403(b) TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.
An eligible rollover distribution is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code. Generally, certain types of distributions are not considered eligible rollover distributions, such as distributions received on account of:
a)
a required minimum distribution,
b)
a hardship withdrawal, or
c)
a series of substantially equal payments (at least annually) made over your life expectancy or the joint life expectancies of you and your designated Beneficiary, or a distribution made for a specified period of 10 years or more.
A rollover distribution (including an eligible rollover distribution) may be transferred as a direct or indirect rollover. In a direct rollover, the funds are directly transferred from one Qualified Arrangement to another. In an indirect rollover, the individual receives a distribution from the Qualified Arrangement and reinvests it in another Qualified Arrangement within 60 days of the distribution. For indirect rollovers, you must include in your income for the year the taxable amount of any portion of the distribution that you do not roll over. An indirect rollover of an eligible rollover distribution will be subject to a mandatory 20% withholding tax (described below).
Individuals are only permitted to make one indirect rollover from an IRA to another IRA in any one-year period. It is important to note that the one rollover per year limitation does not apply to amounts taken as an eligible rollover distribution from an employer sponsored retirement arrangement or from amounts transferred directly between IRAs in a trustee-to-trustee transfer.
Funds may generally be rolled over tax-free from a SIMPLE IRA to another IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.
You should always consult your tax advisor before you move or attempt to move any funds.
Tax Treatment of Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits (if applicable to your Contract) are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all the charges for these death benefits should be treated as a partial withdrawal from the Contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% additional tax described above if the Owner is under 59½, unless another exception applies. The IRS may consider these benefits “incidental death benefits” or “life insurance.” You should consult your tax advisor regarding these features and benefits prior to purchasing a Qualified Contract. See below for required distributions after the death of the owner.
Required Minimum Distributions
Your required minimum distribution (RMD) is the minimum amount you must withdraw from your Qualified Arrangement each year after your required beginning date. The RMD rules do not apply to Roth IRAs or designated Roth accounts when the Owner is alive.
Failure to satisfy the minimum distribution requirements may result in an excise tax. A 25% excise tax may be assessed on any RMD that is required but not taken timely. However, if the late RMD is taken within a two-year period, the penalty may be reduced to 10% if certain conditions are satisfied. You should consult your tax advisor for more information.
Required Beginning Date
Generally, the IRC requires that you begin taking annual distributions from Qualified Contracts by December 31 of the calendar year in which you attain the “applicable age”:
•
Age 75 if you were born January 1, 1960 or later.
•
Age 73 if you were born on or after January 1, 1951, and before January 1, 1960.
•
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
•
Age 70 ½ if you were born before July 1, 1949.
For employer sponsored retirement plans, you must begin distributions on the later of (1) reaching the applicable age, or (2) the calendar year in which you sever employment from the employer sponsoring the plan.
You may choose to delay your first distribution until April 1 of the calendar year following in which you reach the applicable age or sever employment, as applicable. However, if you choose to delay your first distribution, you will be required to withdraw your second RMD on or before December 31 in that same year. For each year thereafter, you must withdraw your RMD by December 31.
For 403(b) contracts, amounts accumulated under a Contract on December 31, 1986, may be subject to special distribution rules.
Combining Distributions from Multiple Qualified Contracts
If you own more than one IRA, you may be permitted to take your RMD in any combination from your IRAs. A similar rule applies if you own more than one 403(b) account, unless the Plan, Contract, or account otherwise provides. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a 403(b) account, and you cannot satisfy the requirement for your 403(b) account by taking a distribution from an IRA.
Automatic Withdrawal Option
If available, you may elect to have the RMD amount for your Contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy, and we do not guarantee the accuracy of our calculations.
Impact of Optional Benefits
The annuity contract value used to determine RMDs includes the actuarial present value of other benefits under the Qualified Contract, such as enhanced death benefits and/or Living Benefits. However, please note that not all Contracts have enhanced death benefits and/or Living Benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger RMD. This does not apply to RMDs made under an irrevocable annuity income option.
If you have purchased the IncomeLOCK or IncomeLOCK Plus benefit option, the calculation of the RMD may include the value of the IncomeLOCK or IncomeLOCK Plus and may increase the amount of the RMD. IncomeLock and IncomeLock Plus benefit options are no longer available for purchase.
We recommend you consult your tax advisor concerning your required minimum distribution.
Required After Death Distributions
Upon death, any remaining amounts in the Qualified Contract must be distributed in accordance with the requirements under the IRC. The timing of these distributions will depend on whether the death occurs before the owner was required to take RMDs, the type of Beneficiary, and the beneficiary’s relationship to the deceased owner. The information provided below applies to Owners who die after 2019 (after 2021 for certain governmental and collectively bargained retirement plans). For Owners’ deaths prior to such dates, individuals should consult a tax advisor regarding the applicable after-death distribution requirements.
Eligible designated Beneficiaries (“EDB”) are generally a natural person designated as beneficiary (“designated beneficiaries”) who are also:
•
the surviving spouse of the owner;
•
a minor child of the owner;
•
a qualifying disabled or chronically ill beneficiary; or
•
an individual who is not more than ten years younger than the owner.
If the Beneficiary is an EDB, , the entire amount in the Contract generally must be paid to the EDB:
•
if the owner had not reached their required beginning date for RMDs
•
within 10 years after the owner’s death, or
•
by December 31st of the year following the year of death and be paid over the lifetime or single life expectancy of the EDB; or
•
if the owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the owner and all amounts must be distributed within 10 years of the owner’s death.
Exceptions to this rule may apply in the case of an EDB who is also the owner’s spouse or minor child.
If a Beneficiary is a designated beneficiary, the entire amount in the Contract must be distributed either:
•
if the owner had not reached their required beginning date for RMDs, within 10 years after the owner’s death, or
•
if the owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the owner and all amounts must be distributed within 10 years of the owner’s death.
If the Beneficiary is not a designated beneficiary or an EDB, the Beneficiary must receive the entire amount in the Contract:
•
if the owner had not reached their required beginning date for RMDs, within 5 years after the owner’s death, or
•
if the owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the owner.
Additional rules, requirements, and exceptions may apply. Please consult a tax advisor.
Gifts, Pledges, Assignments of and/or Loans from a Qualified Contract
Qualified Contracts are prohibited from being transferred, assigned or pledged as security for a loan. This generally does not apply to loans under an employer-sponsored retirement plan (including loans from the annuity contract) that satisfy certain requirements, provided that the plan is not an unfunded deferred compensation plan. Another exception to this rule includes an assignment pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.
For certain qualified arrangements, a default of a loan may be considered a taxable distribution and may be subject to a 10% additional tax if the distribution occurred prior to your attainment of age 59.5 unless an exception applies. Please see the terms of your loan for specifics regarding your loan and the tax impact of defaults.
You should consult a tax advisor as to the availability of these and any other exceptions.
Tax Withholding and Reporting
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of federal withholding must be made in accordance with the IRS guidance as directed on forms that we provide. If an election out of withholding or election of another amount is not made, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, and the payee was single with no adjustments, or (2) for other distributions, at the rate of 10%. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless payments are directed to your U.S. residential address. We are also required to withhold if you do not provide a valid TIN.

State income tax withholding rules vary, and we will withhold based on the rules of your state of residence. Your state may require any election associated with withholding to be undertaken on the state’s prescribed form.
Special tax rules apply to withholding for non-United States persons, and we generally withhold income tax for such non-United States persons at a rate of 30% of the taxable amount. A different withholding rate may be applicable to a non-United States person based on the terms of an existing income tax treaty between the United States and the non-United States person’s country. To qualify for any reduced withholding, the non-United States person must provide applicable certifications under Form W-8 BEN-E, Form W-8IMY, or other applicable form. Any Form W-8, including the Form W-8 BEN-E and Form W-8IMY, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. You should consult your tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any. Note, any payments made to a foreign entity, where such entity fails to provide the applicable certifications, may result in a 30% withholding on certain gross payments, which could include distributions from annuity contracts.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
20% Federal Income Tax Withholding on Eligible Rollover Distributions
For certain qualified employer sponsored plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for Federal income taxes. This requirement is mandatory and cannot be waived by the owner. You may avoid withholding if you do a direct rollover between Qualified Arrangements.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose generation skipping transfer tax when all or a part of an annuity contract is transferred (including a death benefit paid) to an individual two or more generations younger than the owner. The Company may be required to undertake withholding associated with such a transaction. Contract Owners should consult a tax advisor with any questions.
Advisory Fees
Non-Qualified Contracts
The IRS has issued a private letter ruling (PLR) to the Company recognizing the ability, in specific circumstances, to not treat the payment of investment advisory fees to an investment advisor from Non-Qualified Contracts as a taxable withdrawal from the Contracts. Only the Company can rely on the PLR from the IRS.
Under the terms of the Company’s PLR, the Advisory Agreement with the Investment Advisor must provide that the Investment Advisor will help you select investment options for the Contract. Advisory Program Fees for such services must not exceed an annual rate of 1.50% of the Contract’s cash value for the period to which the Advisory Program Fees relate. The Contract owner is solely liable for the fees. The Advisory Program Fees may not constitute compensation to the Advisor for services related to any assets other than the Contract. The Advisory Program Fees are an expense of the Contract and not a distribution to you as the owner. Any payment of advisory fees inconsistent which such requirements may be treated as withdrawals for tax purposes by the Company and/or by the IRS. Notwithstanding the tax treatment of Advisory Program Fees by the Company, federal and/or state taxing authorities could determine that such fees should be treated as taxable withdrawals. In such circumstances any fees prior to your attainment of age 59½ could also result in a 10% additional tax.
The Company only administers the terms of the PLR for the GPS and GPA Advisory Programs, which are offered through VFA, our affiliate. Accordingly, the description above only applies to such programs. This means if you participate in a third-party Advisory Program and VFA is not your Investment Advisor, partial withdrawals, including Investment Advisor fees, taken from a Non-Qualified Contract will be considered distributions or withdrawals for tax purposes and will be treated as a taxable distribution.
Qualified Contracts
The IRS has issued multiple private letter rulings recognizing the ability, in specific circumstances, to treat the payment of investment advisory fees to an investment advisor out of Qualified contracts as non-taxable withdrawals from the contracts. The restrictions for Qualified Contracts are similar to those outlined for Non-Qualified.
Civil Unions and Domestic Partnerships
Parties to a state civil union or domestic partnership are not treated as married under federal law. Accordingly, certain transactions (such as a change of ownership or spousal continuation) may be taxable to those persons. Contract Owners should consult a tax advisor with any questions.

Our Taxes
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company. We are entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account, which may include foreign tax credits and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.
Legal Proceedings

There are no material pending legal proceedings affecting the Separate Account, the Company, or the principal underwriter. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Separate Account or of the Company to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of the date of this prospectus, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Separate Account or of the Company to meet its obligations under the variable annuity contracts.
Financial Statements

Information about the financial statements of the Company and the Separate Account are included in the SAI. Instructions for obtaining the SAI can be found on the back cover of this prospectus. We encourage both existing and prospective contract owners to read and understand the financial statements.

Appendix A — Investment Options Available Under the Contract

The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. You can also request this information at no cost by calling 1-800-448-2542.
The current expenses and performance information below reflect fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Portfolio Company and Adviser/Subadviser(s)[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2025)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Large-Cap Equity	Systematic Growth Fund[2,3] Adviser: VALIC Sub-Advisers: Goldman Sachs Asset Management, L.P. and Wellington Management Company LLP	0.64%	None	0.64%	17.66%	10.29%	14.83%
	Capital Appreciation Fund[2] Adviser: VALIC Sub-Adviser: Columbia Management Investment Advisers, LLC	0.73%	None	0.73%	14.19%	14.69%	15.33%
	Dividend Value Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock Investment Management, LLC and ClearBridge Investments, LLC	0.67%	None	0.67%	18.21%	11.55%	10.40%
	Growth Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock	0.61%	None	0.61%	14.57%	11.57%	15.67%
	Large Cap Core Fund[2] Adviser: VALIC Sub-Adviser: JPMIM and T. Rowe Price	0.66%	None	0.66%	9.81%	10.02%	14.27%
	Nasdaq-100® Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.42%	None	0.42%	20.42%	14.73%	19.06%
	Stock Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.23%	None	0.23%	17.55%	14.08%	14.46%
	Systematic Core Fund[2,3] Adviser: VALIC Sub-Adviser: Goldman Sachs	0.64%	None	0.64%	14.77%	12.45%	13.89%
	Systematic Value Fund[2,3] Adviser: VALIC Sub-Adviser: Wellington Management	0.65%	None	0.65%	17.41%	13.25%	10.31%
	U.S. Socially Responsible Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	0.35%	None	0.35%	14.73%	11.77%	12.91%
Domestic Mid- Cap Equity	Mid Cap Strategic Growth Fund[2] Adviser: VALIC Sub-Advisers: Janus Henderson Investors US LLC and Voya Investment Management Co. LLC	0.74%	None	0.74%	11.34%	7.88%	13.56%
	Mid Cap Value Fund[2] Adviser: VALIC Sub-Advisers: Boston Partners Global Investors, Inc. (d/b/a Boston Partners) and Wellington Management	0.83%	None	0.83%	7.23%	10.19%	9.29%
	Mid Cap Index Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	0.35%	None	0.35%	6.95%	8.68%	10.34%

Type/Investment Objective	Portfolio Company and Adviser/Subadviser(s)[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2025)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Small- Cap Equity	Small Cap Growth Fund[2,3] Adviser: VALIC Sub-Advisers: American Century Investment, Inc. and T. Rowe Price Associates, Inc.	0.88%	None	0.88%	9.20%	-2.35%	11.01%
	Small Cap Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.38%	None	0.38%	12.23%	5.69%	9.27%
	Small Cap Core Fund[2] Adviser: VALIC Sub-Adviser: Invesco Advisers, Inc.	0.93%	None	0.93%	-3.03%	6.57%	8.39%
	Small Cap Value Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.84%	None	0.84%	12.16%	9.55%	8.54%
Global Equity (International and Domestic)	Global Strategy Fund[2,3] Adviser: VALIC Sub-Advisers: Franklin Advisers, Inc. and Brandywine Global Investment Management LLC	0.63%	None	0.63%	20.73%	7.18%	5.85%
	International Socially Responsible Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.55%	None	0.55%	27.32%	7.80%	9.10%
International Equity	Emerging Economies Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	1.02%	None	1.02%	30.11%	4.19%	8.04%
	International Equities Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.39%	None	0.39%	30.81%	8.47%	7.82%
	International Growth Fund[2,3] Adviser: VALIC Sub-Advisers: Morgan Stanley Investment Management Co.	0.82%	None	0.82%	16.07%	1.86%	8.33%
	International Opportunities Fund[2,3] Adviser: VALIC Sub-Advisers: Invesco Advisers, Inc. and Wellington Management	1.01%	None	1.01%	27.46%	2.74%	6.76%
	International Value Fund[2,3] Adviser: VALIC Sub-Advisers: Goldman Sachs and Columbia Management Investment Advisers, LLC	0.81%	None	0.81%	39.97%	10.60%	8.10%
Specialty	Global Real Estate Fund[2] Adviser: VALIC Sub-Advisers: Duff & Phelps Investment Management Co. and MFS	0.90%	None	0.90%	7.70%	1.77%	3.39%
	Science & Technology Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock, Voya	0.91%	None	0.91%	22.57%	11.59%	18.92%

Type/Investment Objective	Portfolio Company and Adviser/Subadviser(s)[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2025)
					1 Year	5 Year	10 Year (or life of fund)
Hybrid (Equity and Fixed Income)	Aggressive Allocation Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.54%	None	0.54%	16.94%	8.73%	9.38%
	Asset Allocation Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.65%	None	0.65%	11.50%	8.17%	7.75%
	Conservative Allocation Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.59%	None	0.59%	11.79%	4.34%	5.85%
	Moderate Allocation Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.54%	None	0.54%	14.40%	7.01%	8.10%
Fixed Income	Core Bond Fund[2] Adviser: VALIC Sub-Advisers: PineBridge Investments LLC and JPMIM	0.48%	None	0.48%	7.64%	-0.16%	2.36%
	Goldman Sachs VIT Government Money Market Fund[3] – Institutional Shares Adviser: Goldman Sachs	0.18%	None	0.18%	4.20%	3.18%	2.11%
	Government Securities Fund[2] Adviser: VALIC Sub-Adviser: JPMIM	0.58%	None	0.58%	6.66%	-0.49%	1.41%
	High Yield Bond Fund[2,3] Adviser: VALIC Sub-Adviser: Wellington Management	0.68%	None	0.68%	9.37%	4.20%	5.92%
	Inflation Protected Fund[2,3] Adviser: VALIC Sub-Adviser: Wellington Management	0.54%	None	0.54%	6.00%	1.06%	2.86%
	International Government Bond Fund[2] Adviser: VALIC Sub-Adviser: PineBridge	0.80%	None	0.80%	9.15%	-2.01%	1.64%
1 The following adviser/sub-adviser abbreviations are used in this table:
•
Allspring – Allspring Global Investments, LLC
•
BlackRock – BlackRock Investment Management, LLC
•
Goldman Sachs – Goldman Sachs Asset Management, L.P.
•
Invesco – Invesco Advisers, Inc.
•
JPMIM – J.P. Morgan Investment Management Inc.
•
MFS – Massachusetts Financial Services Company
•
PineBridge – PineBridge Investments LLC
•
VALIC – The Variable Annuity Life Insurance Company
•
Voya – Voya Investment Management Co. LLC
•
Wellington Management – Wellington Management Company LLP
2 A VALIC Company I Fund.
3 This Portfolio Company is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio Company prospectus for additional information.

4 A Platform Charge may only be increased to the extent that the Base Contract Expense plus the Platform Charge does not exceed 1.00%.
Fixed Account Options
The following is a list of Fixed Account Options currently available under the Contract. We may change the features of the Fixed Account Options listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with written notice before doing so.
Note: If amounts are withdrawn from a Fixed Account Option before the end of its term, we may apply a Contract Adjustment. This may result in a significant reduction in your Contract value.

Name	Term	Minimum Guaranteed Interest Rate
Fixed Account Plus	1-Year	1%
Short-Term Fixed	1-Year	1%

Appendix B — State Contract Variability

Prospectus	Provision Availability or Variation	Issue State
Free Look
California free look period for under age 60 replacements is 30 days. For over age 60, the free look period and free look period for replacement contracts is 30 days. Additionally, during the
30-day period the premium is placed in a money market fund, unless the owner directs that the premium be invested in a stock or bond portfolio. If the premium is placed in a money market fund, and the owner returns the contract within the 30-day period, the owner is entitled to a refund of the premium and any policy fee paid. If the owner directs that the premium be invested in a stock or bond portfolio and returns the contract within the 30-day period, the owner is entitled to a refund of the policy’s account value on the day the policy is received by the company or agent.
California
Free Look	District of Columbia does not have specific language for replacement contracts.	District of Columbia
Free Look	Delaware requires a 20-day free look period for replacement contacts. The premium may be placed in a money market fund until the end of the free look period.	Delaware
Free Look	Florida requires a 21-day free look period.	Florida
Free Look
North Dakota does not have specific language for replacement contracts. If the contract is returned within the 20 days, the company must process the refund of the contract value on the business day during which the notice of cancellation is received.
North Dakota
Free Look
South Dakota requires the company to refund an amount equal to the sum of the difference between the purchase payment(s) paid and the amount allocated to any account under the contract, and the contract value on the business day during which the contract (notice of cancellation) is received. The free look period for replacement contracts is 30 days.
South Dakota
Annuitization	In Florida, the earliest date to annuitize is 1 year.	Florida
Purchase Payments	Florida does not allow the company to limit or discontinue purchase payments.	Florida
Premium Tax	We deduct premium tax charges of 0.50% for Qualified contracts and 2.35% for Non-Qualified contracts based on contract value when you begin the Payout Period.	California
Premium Tax	We deduct premium tax charges of 2.0% for Non-Qualified contracts based on total Purchase Payments when you begin the Payout Period.	Maine
Premium Tax	We deduct premium tax charges of 3.5% for Non-Qualified contracts based on contract value when you begin the Payout Period.	Nevada
Premium Tax
For the first $500,000 in the contract, we deduct premium tax charges of 1.25% for Non-
Qualified contracts based on total Purchase Payments when you begin the Payout Period. For any amount in excess of $500,000 in the contract, we deduct front-end premium tax charges of
0.08% for Non-Qualified contracts based on total Purchase Payments when you begin the
Payout Period.
South Dakota
Premium Tax	We deduct premium tax charges of 1.0% for Qualified Contracts and 1.0% for Non-Qualified Contracts based on contract value when you begin the Payout Period.	West Virginia
Premium Tax	We deduct premium tax charges of 1.0% for Non-Qualified contracts based on total Purchase payments when you begin the Payout Period.	Wyoming
B-1

Appendix C — Index Information

The Contract is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Contract. The Corporations make no representation or warranty, express or implied to the owners of the Contract or any member of the public regarding the advisability of investing in securities generally or in the Contract particularly, or the ability of the Nasdaq 100 to track general stock market performance. The Corporations' only relationship to the Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Nasdaq 100 which is determined, composed, and calculated by Nasdaq without regard to Licensee or the Contract. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Contract into consideration in determining, composing, or calculating the Nasdaq 100. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Contract to be issued or in the determination or calculation of the equation by which the Contract is to be converted into cash. The Corporations have no liability in connection with the administration, marketing, or trading of the Contract.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ 100 OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES
C-1

The Statement of Additional Information (SAI) contains additional information about the Contract, the Company, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. To request a free copy of the SAI, request other information about the Contracts, or make investor inquiries, you may contact us by:
•
Mailing: Annuity Service Center, P.O. Box 15648, Amarillo, Texas 79105
•
Calling: 1-800-448-2542
•
Visiting: www.corebridgefinancial.com/rs/prospectus-and-reports/annuities
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000196999
© 2026 Corebridge Financial, Inc.
All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER INDIVIDUAL FIXED
AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR® FREEDOM ADVISOR

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2026
This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director Freedom Advisor dated May 1, 2026, and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained free of charge by calling or writing The Variable Annuity Life Insurance Company (the “Company”), at Annuity Service Center, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.corebridgefinancial.com/rs/prospectus-and-reports/annuities.

2

General Information and History

Flexible payment deferred annuity contracts (“Contracts”) are offered in connection with the prospectus to which this SAI relates. Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract. The Contracts are non-participating and will not share in any of the profits of the Company.
About VALIC
We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director Freedom Advisor. Our principal offices are located at 2919 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States. VALIC is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). VALIC is obligated to pay full amounts promised to investors under the Contracts, subject to its financial strength and claims-paying ability.
On March 26, 2026, Corebridge and Equitable Holdings, Inc., announced that they entered into a definitive agreement to combine in an all-stock merger.  Under the terms of the merger agreement, both companies will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” upon the closing of the transaction.  The transaction is expected to close by year-end 2026, subject to certain regulatory approvals and other customary closing conditions. Upon completion of the transaction, VALIC will be an indirect wholly owned subsidiary of the new Equitable Holdings, Inc.
About VALIC Separate Account A
When you direct money to the Contract’s Variable Investment Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Portfolio Companies made available in the Contract. VALIC Separate Account A invests in the Portfolio Companies on behalf of your account. VALIC acts as custodian for the Portfolio Company shares owned through the Separate Account. VALIC Separate Account A is made up of what we call “Divisions.” Each Division invests in a different Portfolio Company made available through the Contract. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.
VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the “1940 Act”). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the “1933 Act”).
VALIC Separate Account A is administered and accounted for as part of the Company’s business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be used to pay any liabilities of the insurance company other than those arising from the Contracts. Income, gains, and losses credited to, or charged against, VALIC Separate Account A reflects its own investment experience and not the investment experience of VALIC’s other assets. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts.
We are obligated to pay all amounts promised to investors under the Contracts. The commitments under the Contracts are the sole obligation of VALIC and the assets in VALIC Separate Account A may not be used to pay any liabilities of VALIC other than those arising from the Contracts. All amounts paid from our General Account, including our obligations under any Fixed Account Option and any death benefits or Payout Payments, in excess of your amounts in the Separate Account are subject to the Company’s financial strength, claims-paying ability, and long-term ability to make payments.
3

Non-Principal Risks of Investing in the Contract

Not applicable.

Services

VALIC acts as custodian of the Separate Account. VALIC has custody of all assets and cash of the Separate Account and handles the collection of proceeds of shares of the Funds bought and sold by the Separate Account.
PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A and The Variable Annuity Life Insurance Company ("VALIC").
4

Annuity Payments

Assumed Investment Rate
The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3½% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3½% rate described here as follows: 3%, 4½%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under the Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.
Amount of Payout Payments
The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.
The Contracts contain tables indicating the dollar amount of the first Payout Payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3½%, 4% and 5% per annum (3½% in the group Contract).
The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.
In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3½% or other Assumed Investment Rate referred to above.
Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3½% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1½ percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2½ percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.
Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.
Payout Unit Value
The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See “Purchase Period” in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under “Payout Period.”
5

The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.
Illustration of Calculation of Payout Unit Value
Example 8.
1.	Payout Unit value, beginning of period	$.980000
2.	Net investment factor for Period (see Example 3)	1.023558
3.	Daily adjustment for 3 ½% Assumed Investment Rate	.999906
4.	(2)x(3)	1.023462
5.	Payout Unit value, end of period (1)x(4)	$1.002993
Illustration of Payout Payments
Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain
1.	Number of Purchase Units at Payout Date	10,000.00
2.	Purchase Unit value (see Example 3)	$1.800000
3.	Account Value of Contract (1)×(2)	$18,000.00
4.	First monthly Payout Payment per $1,000 of Account Value	$5.63
5.	First monthly Payout Payment (3)×(4)÷1,000	$101.34
6.	Payout Unit value (see Example 8)	$.980000
7.	Number of Payout Units (5)÷(6)	$103.408
8.	Assume Payout Unit value for second month equal to	$.997000
9.	Second monthly Payout Payment (7)×(8)	$103.10
10.	Assume Payout Unit value for third month equal to	$.953000
11.	Third monthly Payout Payment (7)×(10)	$98.55

Underwriters

The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.
The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority (“FINRA”).
Corebridge Capital Services, Inc. (the “Distributor”), is the distributor for VALIC Separate Account A. The Distributor, an affiliate of the Company, is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302. The Distributor is a Delaware corporation and a member of FINRA.
VALIC Financial Advisors, Inc. (“VFA”) registered representatives are not directly compensated for the sales of the Contract. Instead, VFA representatives who are licensed investment advisory representatives are compensated through a Contract Owner’s payment of investment advisory fees under an advisory program in which the Contract Owner has entered into an investment advisory agreement with VFA.
Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses.

Financial Statements

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A and The Variable Annuity Life Insurance Company ("VALIC").
6

You may obtain a free copy of these financial statements if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019, call us at 1-800-448-2542, or visit www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. The financial statements have also been filed with the SEC and can be obtained through its website at www.sec.gov.
The following financial statements incorporated by reference within the SAI included on the most recent Form N-VPFS filed with the SEC have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
•
The Audited statement of assets and liabilities of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2025, and the related statements of operations and changes in net assets for each of the two years in the period then ended December 31, 2025.
•
The Audited Statutory Financial Statements and Supplemental Information of The Variable Annuity Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025, and December 31, 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025.
The financial statements of VALIC should be considered only as bearing on the ability of VALIC to meet its obligation under the contracts.
7

Part C — Other InformatiON
Item 27.

Exhibit Number	Description	Location
(a)(1)
Resolutions adopted by The Variable Annuity
Life Insurance Company Board of Directors
at its Annual Meeting of April 18, 1979,
establishing The Variable Annuity Life
Insurance Company Separate Account A.

Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-4 Registration Statement (File
No. 033-75292/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on March 1,
1996, Accession No. 0000950129-96-000265.

(a)(2)	Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors.
Incorporated by reference to Post-Effective Amendment
No. 21 to Form N-4 Registration Statement (File
No. 033-75292/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 30,
2003, Accession No. 0000899243-03-000987.

(b)	Custodian Agreements.	Not Applicable.
(c)(1)	Distribution Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life Insurance Company Separate Account A and AIG Capital Services, Inc. effective December 31, 2018.
Incorporated by reference to Post-Effective Amendment
No. 26 to Form N-4 Registration Statement (File
No. 333-137942/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 30,
2019, Accession No. 0001193125-19-128514.

(d)(1)	Individual Annuity Contract (IRA) (Form ICC17-V-806-IRA (7/17)).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(d)(2)	Individual Annuity Contract (NQDA) (Form ICC17-V-806-NQ (7/17)).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(d)(3)	Individual Retirement Annuity Endorsement (Form ICC16-VE-6171 (12/15)).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(d)(4)	Roth Individual Retirement Annuity Endorsement (Form ICC16-VE-6172 (12/15)).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(d)(5)	Contract Endorsement Form.
Incorporated by reference to Post-Effective Amendment
No. 27 to Form N-4 Registration Statement (File
No. 333-137942/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 28,
2020, Accession No. 0001683863-20-006208.

(e)(1)	Application for Portfolio Director Freedom Advisor (IRA).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(e)(2)	Application for Portfolio Director Freedom Advisor (NQDA).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(f)(1)	Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company, effective as of April 28, 1989.
Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-4 Registration Statement (File
No. 033-75292/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on March 1,
1996, Accession No. 0000950129-96-000265.

Exhibit Number	Description	Location
(f)(2)	Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective March 28, 1990.
Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-4 Registration Statement (File
No. 033-75292/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on March 1,
1996, Accession No. 0000950129-96-000265.

(f)(3)	Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through August 3, 2006.
Incorporated by reference to Initial Form N-4 (File
No. 333-137942/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
October 11, 2006, Accession No. 0001193125-06-206012.

(g)	Reinsurance Contracts.	Not Applicable.
(h)(1)	Participation Agreement among VALIC Company I, American General Distributors, Inc. and The Variable Annuity Life Insurance Company.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(h)(2)(i)	Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and The Variable Annuity Life Insurance Company dated as of April 29, 2016.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-4 Registration Statement (File
No. 333-201800/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
December 15, 2016, Accession No. 0001193125-16-794260.

(h)(2)(ii)	Amendment to Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and The Variable Annuity Life Insurance Company effective as of April 29, 2022.
Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-4 Registration Statement (File
No. 033-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 27,
2022, Accession No. 0001193125-22-123001.

(h)(2)(iii)	Administrative Services Agreement between Goldman Sachs Asset Management, L.P. and The Variable Annuity Life Insurance Company dated as of April 29, 2016.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-4 Registration Statement (File
No. 033-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 27,
2023, Accession No. 0001193125-23-121264.

(h)(2)(iv)	Amendment to Administrative Services Agreement between Goldman Sachs Asset Management, L.P. and The Variable Annuity Life Insurance Company effective as of May 2, 2022.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-4 Registration Statement (File
No. 033-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 27,
2023, Accession No. 0001193125-23-121264.

(i)	Administrative Contracts.	Not Applicable.
(j)	Other Material Contracts.	Not Applicable.
(k)	Opinion of Counsel and Consent of Depositor.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(l)	Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP.	Filed herewith.
(m)	Omitted Financial Statements.	None.
(n)	Initial Capital Agreements.	Not Applicable.
(o)	Form of Initial Summary Prospectus.	Not Applicable.
(p)	Calculation of standard and nonstandard performance information.
Incorporated by reference to Post-Effective Amendment
No. 11 to Form N-4 Registration Statement (File
No. 033-75292/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
December 23, 1997, Accession No. 0000950129-97-005374.

(q)	Power of Attorney — The Variable Annuity Life Insurance Company.	Filed herewith.

Exhibit Number	Description	Location
101.	Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document.	Filed herewith.
Item 28.  Directors and Officers of the Insurance Company
The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, TX 77019, unless otherwise noted.
Names, Positions and Offices Held with Depositor
Christopher B. Smith (8)	Director, Chairman of the Board and President
Christopher P. Filiaggi (8)	Director, Senior Vice President and Chief Financial Officer
Terri. N. Fiedler (3)	Director, President, Group Retirement
Jonathan J. Novak (1)	Director, President, Institutional Markets
David Ditillo (6)	Director, Executive Vice President and Chief Information Officer
Lisa M. Longino (8)	Director, Executive Vice President and Chief Investment Officer
Emily W. Gingrich	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Bryan Pinksy (2)	Director
Eric G. Tarnow	Director
John P. Byrne III (3)	President, Financial Distributor
Elizabeth B. Cropper (8)	Executive Vice President and Chief Human Resources Officer
Steven D. (“Doug”) Caldwell, Jr. (5)	Executive Vice President and Chief Risk Officer
Jeffery A. Ferguson (3)	Senior Vice President and Chief Transformation Officer
Mallary L. Reznik	Senior Vice President, General Counsel and Assistant Secretary
Jeannette N. Pina (8)	Senior Vice President, Corporate Secretary
Christina M. Haley (2)	Senior Vice President, Product Filing
Patricia M. Schwartz (2)	Senior Vice President, Head of Valuation and Financial Reporting, and Appointed Actuary
Christopher V. Muchmore (2)	Senior Vice President, Chief Financial Officer, Individual Retirement
Sai P. Raman (7)	Senior Vice President, Institutional Markets
Jonathan A. Gold (8)	Senior Vice President and Deputy Investment Officer
Brigitte K. Lenz	Vice President and Controller
Jennifer P. Powell (3)	Vice President and Chief Compliance Officer, and 38a-1 Compliance Officer
Melissa K. Robbins (9)	Vice President and Chief Compliance Officer- Investment Advisory
Brian O. Moon (8)	Vice President and Treasurer
Mersini G. Keller	Vice President and Tax Officer
Angel R. Ramos (3)	Vice President and Tax Officer
Preston L. Schnoor (2)	Vice President, Product Filing
Aimy T. Tran (2)	Vice President, Product Filing
Barbara L. Rayll (3)	Vice President, Business Case Development
Korey L. Dalton	Vice President
Christopher J. Hobson (2)	Vice President
Jennifer N. Miller	Vice President
Marjorie D. Brothers (3)	Assistant Secretary
Alison Chen (2)	Assistant Secretary
William Langston (8)	Assistant Secretary
Angela G. Bates (5)	Anti-Money Laundering and Economic Sanctions Compliance Officer
Michael F. Mulligan (1)	Head of International Pension Risk Transfer
Ethan D. Bronsnick (8)	Head of U.S. Pension Risk Transfer
Aileen V. Apuy	Manager, State Filings
Connie C. Merer (2)	Assistant Manager, State Filings
Melissa H. Cozart (3)	Privacy Officer

Names, Positions and Offices Held with Depositor
Thomas Bartolomeo (6)	Chief Information Security Officer
Jordan Schroeder (3)	Custodial Manager

(1)
10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024
(2)
21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(3)
2919 Allen Parkway, Woodson Tower, Houston, TX 77019
(4)
2727-A Allen Parkway, 3-D1, Houston, TX 77019
(5)
28 Liberty Street, Floor 45th, New York, NY 10005
(6)
3211 Shannon Road, Durham, NC 27707
(7)
50 Danbury Road, Wilton, CT 06897
(8)
30 Hudson Street, Jersey City, NJ 07302
(9)
503 Road, Wilmington, DE 19809
Item 29. Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account
The Registered Separate Account is a separate account of The Variable Annuity Life Insurance Company (“Insurance Company”). The Insurance Company is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”).An organizational chart for Corebridge can be found as Exhibit 21 in Corebridge Form 10-K, SEC File No. 001-41504, Accession No. 0001889539-26-000022, filed on February 11, 2026. Exhibit 21 is incorporated herein by reference.
Item 30.  Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registered Separate Account pursuant to the foregoing provisions, or otherwise, the Registered Separate Account has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registered Separate Account of expenses incurred or paid by a director, officer or controlling person of the Registered Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registered Separate Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Variable Annuity Life Insurance Company
To the full extent authorized by law, The Variable Annuity Life Insurance Company shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of The Variable Annuity Life Insurance Company. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Item 31.  Principal Underwriter
(a)  Corebridge Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Variable Annuity Account Ten
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R

The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account USL VL-R
USL Separate Account USL A
USL Separate Account RS
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A
VALIC Company 1
(b)  Directors, Officers and principal place of business:
Officer/Directors*	Position
Christina M. Nasta	Director, Chairman of the Board, President and Executive Chief Officer
John P. Byrne III (1)	Director
Nicholas G. Intrieri	Director
Ryan Tapak	Director
Eric Taylor	Director
Cynthia L. Burnette (1)	Vice President, Chief Financial Officer, Chief Operations
Michael Fortey (1)	Chief Compliance Officer
Jeannette N. Pina	Senior Vice President and Corporate Secretary
Mersini G. Keller	Vice President, Tax Officer
Anish Cheeran (1)	Vice President, Tax Officer
Angel Ramos (1)	Vice President, Tax Officer
Katarzyna Halasiewicz (1)	Vice President, Tax Officer
Mallary L. Reznik (2)	Vice President
Marjorie Brothers (1)	Assistant Secretary
Alison Chen (2)	Assistant Secretary
William Langston	Assistant Secretary
* Unless otherwise indicated, the principal business address of Corebridge Capital Services, Inc. and of each of the above individuals is 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
Principal business address 2919 Allen Parkway, Houston, TX 77019
Principal business address 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997
(c)  Corebridge Capital Services, Inc. retains no compensation or commissions from the Registered Separate Account.
Item 32.  Location of Accounts and Records
All records referenced under Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The Variable Annuity Life Insurance Company located at 2727-A Allen Parkway, Houston, TX 77019.
Item 33.  Management Services
Not Applicable.
Item 34. Fee Representation and Other Representations
Fee Representation
Insurance Company represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Insurance Company in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Other Representations
The Registered Separate Account hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registered Separate Account has complied with conditions one through four on the No-Action Letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 27thday of April, 2026.
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
(Registered Separate Account)
BY: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
(On behalf of the Registered Separate Account and itself)
BY:
*CHRISTOPHER P. FILIAGGI

CHRISTOPHER P. FILIAGGI
DIRECTOR, SENIOR VICE PRESIDENT, AND CHIEF FINANCIAL OFFICER
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*CHRISTOPHER B. SMITH CHRISTOPHER B. SMITH	Director, Chairman of the Board, and President (Principal Executive Officer)	April 27, 2026

*CHRISTOPHER P. FILIAGGI CHRISTOPHER P. FILIAGGI	Director, Senior Vice President, and Chief Financial Officer (Principal Accounting Officer)(Principal Financial Officer)	April 27, 2026

*TERRI N. FIEDLER TERRI N. FIEDLER	Director	April 27, 2026

*EMILY W. GINGRICH EMILY W. GINGRICH	Director	April 27, 2026

*LISA M. LONGINO LISA M. LONGINO	Director	April 27, 2026

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director	April 27, 2026

*BRYAN A. PINSKY BRYAN A. PINSKY	Director	April 27, 2026

*BY:/s/ JOHNPAUL S. VAN MAELE JOHNPAUL S. VAN MAELE Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.	April 27, 2026